As Filed With The Securities and Exchange Commission on December 27, 2001

                                                             File Nos. 333-36260
                                                                       811-5301

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.              [ ]
      Post-Effective Amendment No.             [2]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.                            [45]

                        (Check appropriate box or boxes.)

                               VARIABLE ACCOUNT I
                           (Exact Name of Registrant)

                           AIG Life Insurance Company
                               (Name of Depositor)

                      600 King Street, Wilmington, DE 19801
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (302) 594-2978
               (Depositor's Telephone Number, including Area Code)

                             Kenneth D. Walma, Esq.
                           AIG Life Insurance Company
                                 One Alico Plaza
                           Wilmington, Delaware 19899
                     (Name and Address of Agent for Service)

Copies to:

Michael Berenson, Esq.          and    Ernest T. Patrikis, Esq.
Morgan, Lewis & Bockius LLP            Senior Vice President and General Counsel
1800 M Street, N.W.                    American International Group, Inc.
Washington, DC 20036-5869              70 Pine Street
                                       New York, NY 10270

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.

It is proposed that this filing will become effective (check appropriate box)

|X|   immediately upon filing pursuant to paragraph (b) of Rule 485

|_|   on May 1, 2001 pursuant to paragraph (b) of Rule 485

|_|   60 days after filing pursuant to paragraph (a)(i) of Rule 485

|_|   on ______ pursuant to paragraph (a)(i) of Rule 485

|_|   on _____ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contract.

This post-effective amendment no. 2 to the registration statement on Form N-4 (File No. 333-36260) is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended, to supplement the registration statement with an additional prospectus and related documents. This amendment relates only to the prospectus and documents included herein and does not otherwise delete, amend, or supersede any information contained in the registration statement.

                                     PART A

                                   PROSPECTUS

                                     , 2001

                    GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT

                                    issued by

                           AIG LIFE INSURANCE COMPANY

                                   through its

                               VARIABLE ACCOUNT 1

This prospectus describes a single premium immediate variable annuity contract offered to individuals within groups. The minimum initial premium is $20,000. Additional premium is not accepted. Please read this prospectus carefully before investing and keep it for future reference.

The description of the contract in this prospectus is fully applicable to your certificate and the word "contract" includes any such certificate.

The contract is only available as a qualified contract, such as an individual retirement annuity contract funded with rollovers from tax-qualified plans.

The contract provides several options for annuity payments beginning on the Income Start Date. You select the annuity option at the time of purchase and annuity payments must begin within twelve months of the Contract Date.

The contract has fifteen investment options to which you can allocate your money
- fourteen variable investment options and one fixed investment option. The fixed investment option is part of our general account and, if chosen, each of your annuity payments will generally be the same amount. If you allocate your money to the variable investment options, the periodic annuity payments will change depending on the investment performance of the mutual funds you select. You bear the investment risk. The variable investment options are mutual funds which ae members of the Vanguard Group ("Vanguard Funds").

To learn more about the contract, you can obtain a copy of the Statement of Additional Information ("SAI") dated _________, 2001. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The table of contents of the SAI appears on the last page of this prospectus. For a free copy of the SAI, call us at (877) 299-1724 or write to us at AIG Life Insurance Company, Attention: Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801.

In addition, the SEC maintains a website at http://www.sec.gov that contains the prospectus, SAI, materials incorporated by reference and other information that we have filed electronically with the SEC.

Variable annuities involve risks, including possible loss of principal or reduced income. They are not a deposit of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved the contract or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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                                TABLE OF CONTENTS
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DEFINITIONS...................................................................

SUMMARY OF THE CONTRACT.......................................................

FEE TABLES....................................................................

CONDENSED FINANCIAL INFORMATION...............................................

INVESTMENT OPTIONS............................................................

CHARGES AND DEDUCTIONS........................................................

THE CONTRACT..................................................................

ANNUITY PAYMENTS..............................................................

ACCESS TO YOUR MONEY..........................................................

DEATH BENEFIT.................................................................

PERFORMANCE...................................................................

TAXES.........................................................................

OTHER INFORMATION.............................................................

FINANCIAL STATEMENTS..........................................................

APPENDIX - ANNUITY PAYMENT ILLUSTRATIONS......................................

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION......................

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                                   DEFINITIONS
================================================================================

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Annuitant - The person you designate to receive annuity payments and whose life determines the duration of annuity payments involving life contingencies. The Annuitant is usually the owner of the contract, but in some circumstances the owner may not be the Annuitant. Certain annuity options under the contract permit a Joint Annuitant.

Annuity Unit - An accounting unit of measure used to calculate annuity payments after the Income Start Date.

Assumed Investment Return - The net investment return that will cause variable annuity payments to remain level. The Assumed Investment Return is used in calculating the initial and subsequent variable annuity payments.

Contract Anniversary - An anniversary of the date we issued your contract.

Contract Date - The date your contract is issued and becomes effective.

Contract Year - Each twelve-month period beginning on the Contract Date.

Income Change Date - The date on which the amount of variable annuity payments changes. Income Change Dates occur as specified in your contract.

Income Start Date - The date on which annuity payments begin. You choose this date when you purchase the contract. It must be the first day of a month and cannot be later than 12 months after the Contract Date.

Valuation Date - Each day that the New York Stock Exchange is open for trading.

Valuation Period - The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

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                             SUMMARY OF THE CONTRACT
================================================================================

The summary provides a brief overview of the significant features of the contract. You can find additional information later in the prospectus, in the SAI, and in the contract. The prospectus applies principally to the variable investment options and related aspects of the contract. The fixed investment option is discussed under the heading "Fixed Investment Option."

Purpose

The single premium immediate variable annuity contract provides annuity payments to the Annuitant for his or her life, and, under certain options, the life of a Joint Annuitant. You may select from a number of annuity payment options. Certain options provide a guaranteed minimum number of years of annuity income. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semiannual, or annual basis.

Type of Contract

If you are eligible, you may purchase the contract as an individual retirement annuity ("IRA") with contributions rolled-over from tax-qualified plans such as 401(k) Plans, 403(b) Plans, 457 plans, or IRAs. You may also purchase the contract as a non-tax qualified retirement plan for an individual.

Purchase of the Contract

The minimum amount to purchase a contract is $20,000. We reserve the right to accept payments below that amount or reject payments in excess of limits we establish from time to time. In general, we will not issue a contract to anyone who is over age 80, but reserve the right to increase or decrease that age.

The Investment Options

On your application you may allocate your premium to our variable account to provide a variable annuity. Our variable account is divided into subaccounts, fourteen of which are offered under the contract. Each of the fourteen subaccounts invests exclusively in shares of a specific Vanguard Fund. The funds currently offered are:

Vanguard(R) 500 Index Fund,                           Vanguard(R) Small Cap Value Index Fund
Vanguard(R) International Growth Fund                 Vanguard(R) Total Bond Market Index Fund
Vanguard(R) Prime Money Market Fund                   Vanguard(R) U.S. Growth Fund
Vanguard(R) PRIMECAP Fund                             Vanguard(R) Wellington(TM) Fund
Vanguard(R) Small Cap Growth Index Fund               Vanguard(R) Windsor(TM) Fund
Vanguard(R) LifeStrategy(R) Income Fund               Vanguard(R) LifeStrategy(R) Conservative Growth Fund
Vanguard(R) Life Strategy(R) Moderate Growth Fund     Vanguard(R) LifeStrategy(R) Growth Fund

Allocating part or all of your premium to a subaccount means you have elected to be paid, at least in part, by a variable annuity. The amount of your variable annuity payment will increase or decrease depending on the investment performance of the subaccounts you selected. You bear the investment risk for amounts allocated to a subaccount.

You can also allocate all or part of your premium to the general account and receive a fixed annuity payment. Under this option, the periodic amount you receive will not change, unless you make a partial withdrawal as permitted by certain annuity options we may offer.

Charges and Deductions

The company does not deduct a sales load from your premium, but does deduct the following charges in connection with the contract. For additional information, see "Charges and Deductions."

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of each subaccount for mortality and expense risks. The maximum charge is 1.25% per annum based on each subaccount's average daily net assets.

Premium Tax Charge. We assess a premium tax charge as compensation for any premium tax we incur related to the contract. We deduct the charge from your premium if we incur or will incur a premium tax. We reserve the right to deduct this charge when due or at anytime thereafter.

Transaction Charges

Partial Withdrawals: Annuity options 6, 7, 13 and 14 offer partial withdrawal rights. Each of these annuity options also has a guaranteed annuity payment period. We do not currently charge for this benefit, but we reserve the right to assess a charge of up to $200 at the time of a partial withdrawal.

Complete Surrenders: Annuity options 8 through 14 offer complete surrender rights within eighteen months of the Contract Date. We assess a $200 transaction charge at the time of surrender.

Other Expenses. The management fees and other expenses of the funds are paid by the funds and are reflected in the net asset values of the funds' shares.

Right to Examine Contract

You may cancel your contract within ten days after receiving it (or longer if your state requires). We will refund your premium, adjusted for investment performance, except in those states that require a return of premium without regard to investment performance.

Contacting the Company

You can contact us by writing to AIG Life Insurance Company, Attention: Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801, or calling (877) 299-1724.

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                                   FEE TABLES
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Maximum Owner Transaction Expenses

Sales Load..................................................................None
Partial Withdrawal Charge(1)(3).............................................$200
Charge for Surrender(2)(3)..................................................$200
Transfer Fee (after twelve in a Contract Year)(4)........................... $10

Variable Account 1nnual Expenses (as a percentage of average account value)

Maximum Mortality and Expense Risk Charge..................................1.25%

(1) We do not currently impose a charge for partial withdrawals, which are only permitted under annuity options 6, 7, 13 and 14. However, we reserve the right to assess a transaction charge of up to $200 at the time of a partial withdrawal.

(2) Surrenders are permitted under annuity options 8 through 14. We assess a charge if you surrender your contract as permitted during the first eighteen months from the Contract Date.

(3) For the amount available when you make a partial withdrawal or a surrender, see "Computing the Partial Withdrawal Amount" and "Computing the Surrender Value." For tax consequences, see "Tax Treatment of Distributions - Qualified Contracts"."

(4) We do not currently impose a charge on transfers among the subaccounts or to the fixed account although we reserve the right to impose a fee of $10 per transfer after the first 12 transfers during a Contract Year.

                              Annual Fund Expenses
                           After Waivers/Reimbursement
                     (as a percentage of average net assets)

                                                      Management     Other     Total Annual
                                                      Fees           Expenses  Fund Expenses
Vanguard(R) 500 Index Fund                              0.16%          0.02%          0.18%

Vanguard(R) International Growth Fund                   0.49%          0.08%          0.57%

Vanguard(R) Prime Money Market Fund                     0.31%          0.02%          0.33%
Vanguard(R) PRIMECAP Fund                               0.45%          0.02%          0.47%
Vanguard(R) Small Cap Growth Index Fund                 0.24%          0.03%          0.27%
Vanguard(R) Small Cap Value Index Fund                  0.21%          0.06%          0.27%
Vanguard(R) Total Bond Market Index Fund                0.20%          0.02%          0.22%
Vanguard(R) U.S. Growth Fund                            0.39%          0.02%          0.41%
Vanguard(R) Wellington(TM) Fund                         0.33%          0.02%          0.35%
Vanguard(R) Windsor(TM) Fund                            0.34%          0.02%          0.36%
Vanguard(R) LifeStrategy(R) Income Fund*                                              0.28%
Vanguard(R) LifeStrategy(R) Conservative Growth Fund*                                 0.28%
Vanguard(R) LifeStrategy(R) Moderate Growth Fund*                                     0.28%
Vanguard(R) LifeStrategy(R) Growth Fund*                                              0.28%

* The LifeStrategy Funds's figures represent indirect expense ratios which are based on the expenses incurred by the underlying Vanguard Funds in which they invest. The LifeStrategy Funds are not expected to incur any net expenses directly.

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                         CONDENSED FINANCIAL INFORMATION
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Historical accumulation unit values are not included because no contracts have been issued using the subaccounts described in this prospectus.

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                               INVESTMENT OPTIONS
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Variable Investment Options

Variable Account 1

Our board of directors authorized the organization of the variable account in 1986. The variable account is maintained pursuant to New York insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the SEC does not supervise the management or the investment practices of the variable account.

We own the assets in the Variable Account and use them to support the variable portion of your contract and other variable annuity contracts described in other prospectuses. The variable account's assets are separate from our other assets and are not chargeable with liabilities arising out of any other businesses we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the variable account without regard to income, gains or losses arising out of any of our other businesses. As a result, the investment performance of each subaccount of the variable account is entirely independent of the investment performance of our general account and of any other of our variable accounts.

The variable account is divided into subaccounts, each of which invests in shares of a different mutual fund. The variable account maintains subaccounts that are not available under the contract. We may, from time to time, and in our sole discretion, add, remove or close subaccounts to new premium or transfers if marketing needs, tax or regulatory considerations or investment conditions warrant. No substitution of shares of one fund for another will be made until you have been notified and we have complied with legal requirements. If deemed to be in the best interest of persons having voting rights under the contract, the variable account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other variable accounts.

The Funds

Each of the Vanguard Funds is a mutual fund registered with the SEC. As the funds' investment adviser, Vanguard may compensate us for providing administrative services in connection with the funds offered under the contract. Such compensation will be paid from its assets.

You should carefully read the prospectus for each of the Vanguard Funds before investing. They are delivered with this prospectus and contain detailed information regarding management of the Funds, investment objectives, investment advisory fees, and other charges. The prospectuses also discuss the risks involved in investing in the Funds. Below is a summary of the investment objectives of the Funds available under the contract. There is no assurance that any of these Funds will achieve its stated objectives.

Vanguard(R) 500 Index Fund seeks long-term growth of capital and income from dividends. The fund holds all 500 stocks that make up the S&P 500 Index in proportion to their weighting in the index. The fund attempts to track the performance of the index and it remains fully invested in stocks at all times.

Vanguard(R) International Growth Fund seeks long-term growth of capital. The fund invests in stocks of high quality, seasoned companies based outside the United States. The fund invests 60%-70% of its assets in companies with sustainable competitive advantages and strong prospects for long-term growth.

Vanguard(R) Prime Money Market Fund seeks the highest level of income consistent with maintaining a stable share price of $1. The fund invests in short term high quality money market instruments issued by financial institutions, non-financial corporations, the U.S. Government and federal agencies. The average maturity of the fund's holdings will be 90 days or less.

Vanguard(R) PRIMECAP Fund seeks long-term growth of capital. The fund invests in stocks of companies with above average prospects for continued earnings growth, strong industry positions, and skilled management teams. It also may invest in companies with below-average earnings but bright prospects for earnings growth. The fund may not be broadly diversified and at times it may invest a large portion of assets in select industries.

Vanguard(R) Small-Cap Growth Index Fund seeks to match the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The fund employs a passive management strategy designed to track the performance of the S & P's SmallCap600/BARRAGrowth Index, which includes those stocks of the S & P SmallCap 600 Index with higher than average price/book ratios The fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the Index.

Vanguard(R) Small-Cap Value Index Fund seeks to match the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The fund employs a passive management strategy designed to track the performance of the S & P's SmallCap600/BARRA Value Index, which includes those stocks of the S & P SmallCap 600 Index with lower than average price/book ratios The fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the Index.

Vanguard(R) Total Bond Market Index Fund seeks to match the performance of a broad market-weighted bond index. The fund employs a "passively managed" investment approach by holding a sample of bonds that seeks to track the performance of the Lehman Brothers Aggregate Bond Index. The fund invests at least 80% of its total assets in bonds represented in the Index. The remainder of its assets may be invested outside the Index, in bonds with similar characteristics and risks. The fund maintains a dollar-weighted average maturity of between 5 and 10 years.

Vanguard(R) U.S. Growth Fund seeks long-term growth of capital. The fund emphasizes large well-managed companies with above average earnings growth and reasonable valuations. These companies typically have strong positions in their market and reasonable financial strength. The fund concentrates a large portion of its assets in its ten largest holdings.

Vanguard(R) Wellington(TM) Fund seeks income and long-term growth of capital without undue risk to capital. The fund's assets are divided between common stocks and bonds. The fund invests in dividend paying large and mid-capitalization stocks of well-established companies whose prospects are improving but whose values have yet to be recognized in the marketplace.

Vanguard(R) Windsor(TM) Fund seeks long-term growth of capital and income. The fund invests in stocks believed to be misunderstood or undervalued by the market. Stocks selected for the fund typically are selling at prices that seem low in relation to such factors as their past earnings, their potential growth or the dividends they are paying. The fund concentrates a large portion of its assets in its ten largest holdings.

Vanguard(R) LifeStrategy(R) Income Fund seeks to provide current income and some growth of capital. The fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to bonds and 20% to common stocks.

Vanguard(R) LifeStrategy(R) Conservative Growth Fund seeks to provide current income and low to moderate growth of capital. The fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 60% of assets to bonds and 40% to common stocks.

Vanguard(R) LifeStrategy(R) Moderate Growth Fund seeks to provide growth of capital and a low to moderate level of current income. The fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 60% of assets to common stocks and 40% to bonds.

Vanguard(R) LifeStrategy(R) Growth Fund seeks to provide growth of capital and some current income. The fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to common stocks and 20% to bonds.

Each Fund is a member of the Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. The Vanguard Group serves as the investment adviser to the 500 Index Fund, the Prime Money Market Fund, the Small-Cap Growth Index Fund, the Small-Cap Value Index Fund, and the Total Bond Market Index Fund. Vanguard manages these Funds on an at-cost basis, subject to the control of the trustees and officers of the Funds. Certain of the Funds employ external advisers. Schroder Investment Management North America Inc. serves as adviser to Vanguard International Growth Fund. PRIMECAP Management Company serves as adviser to Vanguard PRIMECAP Fund. Alliance Capital Management L.P. serves as adviser to Vanguard U.S. Growth Fund. Wellington Management Company, LLP serves as adviser to Vanguard Wellington Fund. Wellington Management Company, LLP and Sanford C. Bernstein & Co. serve as advisers to Vanguard Windsor Fund. The LifeStrategy Funds do not employ an investment adviser. The LifeStrategy(R) Funds' board of trustees decides how to allocate their assets among the underlying funds. The Vanguard Group serves as the investment adviser for the underlying funds.

Fixed Investment Option

Premium you allocate to the fixed investment option goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our variable accounts. Unlike our Variable Account 1ssets, assets in the general account are subject to claims of contract owners like you, as well as claims made by our other creditors.

To the extent that you allocate premium or transfer amounts into the fixed investment option, we guarantee that the amount of the annuity payments you receive will be unaffected by investment performance.

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                             CHARGES AND DEDUCTIONS
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Mortality and Expense Risk Charge

As part of our calculation of the value of Annuity Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your contract. We may offer different rates to different groups, based upon our assessment of the risks that are involved. Once the charge is established it will not change for the group. The maximum rate we will charge any group is 1.25%. The charge compensates us for the expenses of administering the contract, for assuming the risk that we will have to make annuity payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the contract. If the charges under the contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

Transaction Charges

Partial Withdrawals. Annuity options 6, 7, 13 and 14 offer partial withdrawal rights. We do not currently charge for this benefit, but we reserve the right to assess a charge of up to $200 at the time of a withdrawal.

Complete Surrenders. Annuity options 8 through 14 offer complete surrender rights within eighteen months of the Contract Date. There is a $200 transaction charge at the time of surrender.

For the amount available when you make a partial withdrawal or surrender, see "Computing the Partial Withdrawal Amount" and "Computing the Surrender Value."

Premium Taxes

We will deduct from your premium any premium tax imposed on us by the state or locality where you reside. Premium taxes currently imposed on the contract by various states range from 0% to 1% of premium. In addition, some local governments may also levy a premium tax. These taxes are deducted from your premium in determining the amount of income.

Income Taxes

Although we do not currently deduct any charge for income taxes or federal deferred acquisition cost taxes (also referred to as DAC taxes) attributable to your contract, we reserve the right to do so in the future.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds. These charges are described in the prospectuses for the Vanguard Funds and are summarized in the fee table.

Reduction of Certain Charges and Additional Amounts Credited

We may charge a mortality and expense risk charge that is lower than the maximum charge, reduce or eliminate transaction charges, or lower the minimum single premium requirement when the contract is sold to groups of individuals under circumstances that reduce our sales, administrative, or any other expenses or mortality risks. We may also vary the initial monthly annuity rate per $1 of premium. Any variation in charges under the contract will reflect differences in costs, services or risks, and will not be unfairly discriminatory. We will determine the eligibility of such groups by considering factors such as:

      (1)   the size and nature of the group;

      (2)   the total amount of premium we expect to receive from the group;

      (3) any other circumstances which we believe to be relevant in determining whether reduced sales, administrative or any other expenses or mortality risks may be expected.

Any reduction or elimination may be withdrawn or modified by us.

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                                  THE CONTRACT
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General Description

An annuity is a contract between you, as the owner, and a life insurance company. The contract provides income in the form of annuity payments beginning on the Income Start Date you select, which must be within 12 months after the Contract Date.

The contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our variable account invests in shares of a corresponding mutual fund. Depending on market conditions, the various funds may make or lose money. If you allocate money to the funds, the amount of the variable annuity payments will depend on the investment performance of the funds you select.

The contract also has a fixed investment option that is part of our general account. Each annuity payment from the fixed portion of your contract will be for the same amount and will not vary with investment performance. However, a fixed annuity payment will vary according to any partial withdrawal you make as permitted by certain annuity options we may offer.

Purchasing a Contract

The minimum investment for qualified contracts is $20,000. We may refuse any premium. In general, we will not issue a contract to anyone who is over age 80, but we reserve the right to lower or increase this age for new contracts.

Allocation of Premium

When you purchase a contract, you will tell us how to allocate your premium among the investment options. At the time of application, we must receive your premium before the contract will be effective. We will issue your contract and allocate your premium within two business days. If you do not give us all the necessary information we need to issue the contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will send your money back unless you authorize us to keep it until we get all the necessary information.

Right to Examine Contract

If you change your mind about owning this contract, you can cancel it within ten days after receiving it (or longer if required by state law) by mailing it back to us at AIG Life Insurance Company, Attention: Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801. You will receive the value of your contract calculated on the day we receive your request, which may be more or less than the money you invested. No charges will be deducted, however, you bear the investment risk during that time.

In certain states, or if you purchase your contract as an individual retirement annuity, we may be required to return your premium if you cancel your contract during the right to examine period.

Transfers Among Investment Options

You can transfer a portion of your premium that is allocated to provide variable annuity payments and reallocate them among the investment options by written request or by telephone. We reserve the right to charge $10 per transfer after the first 12 transfers in a Contract Year. You may not make transfers from the fixed investment option to a variable investment option, but you may make transfers from the variable investment options to the fixed investment option or to other variable investment options.

The minimum amount you can transfer is $50 per month of income. Your transfer request must clearly state which investment options are involved and the amount of the transfer.

We will accept transfers by telephone from you, your representative or anyone else designated by you. Neither we nor the Vanguard Funds will be liable for following telephone instructions we reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such instructions. We have in place procedures to provide reasonable assurance that telephone instructions are genuine.

We reserve the right to modify, suspend or terminate the transfer provisions at any time. In particular, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Vanguard Funds and increase transaction costs we reserve the right to reject telephone exchange requests placed by any one person on behalf of more than one contract and require that they be submitted by U.S. mail.

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                                ANNUITY PAYMENTS
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Generally

Beginning on the Income Start Date, the Annuitant will receive periodic annuity payments. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semiannual, or annual basis.

You select the Income Start Date, which must be the first day of a month within 12 months after the Contract Date. In addition, annuity payments must begin by the Annuitant's 80th birthday. If a state requires that annuity payments begin prior to such date, we must comply with those requirements.

We will make annuity payments to you as the Annuitant.

Annuity Options

The contract offers the fourteen annuity options described below, but certain of these options may not be available to all groups. We may make other annuity options available subject to our discretion. If your annuity payments would be less than $100 per payment period, we have the right to change the frequency of your payment so that the payments are at least $100.

Annuity options 6, 7, 13 and 14 have partial withdrawal rights. Annuity options 8 through 14 have surrender rights. For additional information about these rights, see "Partial Withdrawal Rights" and "Complete Surrender of the Contract (Redemption)." For tax consequences, see "Tax Treatment of Distributions - Qualified Contracts."

Option 1 - Life Annuity

Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

Option 2 - Life Annuity With A Guaranteed Number of Years

Under this option , we will make annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period.

Option 3 - Joint and Survivor Annuity

Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make annuity payments so long as the Joint Annuitant is alive, however, the amount of the remaining annuity payments will be a percentage of the amount that was payable while the Annuitant was alive.

Option 4 - Joint and Survivor Annuity With A Guaranteed Number of Years

Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and the Joint Annuitant die before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period. After the guaranteed period ends, we will continue to make annuity payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. However, the amount of the annuity payments made to the Joint Annuitant will be a percentage of the amount that was payable while the Annuitant was alive

Option 5 - Life Annuity With Cash Refund

Under this option, we will make annuity payments as long as the Annuitant is alive. If the Annuitant dies before receiving aggregate annuity payments at least equal to the premium paid less any premium tax, the difference will be paid to the beneficiary in a lump sum.

Option 6 - Life Annuity With A Guaranteed Number of Years (partial withdrawal rights)

Under this option, we will make annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period. This option has the additional benefit of partial withdrawal rights.

Option 7 - Joint and Survivor Annuity With A Guaranteed Number of Years (partial withdrawal rights)

Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and Joint Annuitant die before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period. After the guaranteed period ends, we will continue to make annuity payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. However, the amount of the annuity payments made to the Joint Annuitant will be a percentage of the amount that was payable while the Annuitant was alive. This option has the additional benefit of partial withdrawal rights.

Option 8 - Life Annuity (surrender rights)

Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies. This option has the additional benefit of surrender rights.

Option 9 - Life Annuity With A Guaranteed Number of Years (surrender rights)

Under this option, we will make annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period. This option has the additional benefit of surrender rights.

Option 10 - Joint and Survivor Annuity (surrender rights)

Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make annuity payments so long as the Joint Annuitant is alive, however, the amount of the remaining annuity payments will be a percentage of the amount that was payable while the Annuitant was alive. This option has the additional benefit of surrender rights.

Option 11 - Joint and Survivor Annuity With A Guaranteed Number of Years (surrender rights)

Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and Joint Annuitant die before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period. After the guaranteed period ends, we will continue to make annuity payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. However, the amount of the annuity payments made to the Joint Annuitant will be a percentage of the amount that was payable while the Annuitant was alive. This option has the additional benefit of surrender rights.

Option 12 - Life Annuity With Cash Refund (surrender rights)

Under this option, we will make annuity payments as long as the Annuitant is alive. If the Annuitant dies before receiving aggregate annuity payments at least equal to the premium paid less any premium tax, the difference will be paid to the beneficiary in a lump sum. This option has the additional benefit of surrender rights.

Option 13 - Life Annuity With A Guaranteed Number of Years (partial withdrawal and surrender rights)

Under this option, we will make annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period. This option has the additional benefit of partial withdrawal and surrender rights.

Option 14 - Joint and Survivor Annuity With A Guaranteed Number of Years (partial withdrawal and surrender rights)

Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and Joint Annuitant die before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period. After the guaranteed period ends, we will continue to make annuity payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. However, the amount of the remaining annuity payments will be a percentage of the amount that was payable while the Annuitant was alive. This option has the additional benefit of partial withdrawal and surrender rights.

Annuity Units

Upon receiving your single premium, we calculate the number of Annuity Units associated with each annuity payment as determined by our currently used annuity rate factors. The Annuity Unit value for each fund will vary from one Valuation Period to the next based on the investment experience of the assets in the fund and the deduction of certain charges and expenses. The SAI contains an explanation of how Annuity Units are valued.

Determination of the Initial Annuity Payment

The following factors determine the amount of the first annuity payment:

o the portion of the premium allocated to provide variable annuity payments and the Assumed Investment Return;
o the portion of the premium allocated to provide fixed annuity payments and prevailing fixed interest rates;
o     the age and gender of the Annuitant (and Joint Annuitant, if any);
o     the annuity option selected;
o     the frequency of annuity payments;
o     the deduction of applicable premium taxes; and
o     the time period from the Contract Date to the Income Start Date.

Determination of Subsequent Variable Annuity Payments

On each Income Change Date, we will recalculate the variable annuity payments to reflect the performance of the investment options you chose after the investment performance is adjusted by the Assumed Investment Return. We determine the dollar amount of the variable annuity payment as follows. The portion of the first annuity payment funded by a particular subaccount is divided by the Annuity Unit value for that subaccount as of the Contract Date. This establishes the number of Annuity Units provided by each subaccount for each subsequent variable annuity payment.

The number of Annuity Units for each subaccount will generally remain constant, subject to the following exceptions:

o If you make a partial withdrawal, as permitted under annuity options 6, 7, 13 and 14, the number of Annuity Units will decrease during the guaranteed period, but will be restored after the guaranteed period ends.

o     If you transfer value from one investment option to another.

o If you select a joint and survivor annuity option with a guaranteed number of years, upon the first to die after the guaranteed period ends.

The number of Annuity Units for each subaccount is multiplied by the Annuity Unit value for that subaccount for the Valuation Date for which the payment is being calculated. The sum of these figures for all the subaccounts in which you invest establishes the dollar amount of the variable annuity payment.

On the Income Start Date and each Income Change Date thereafter, we will calculate the amount of money necessary to make expected payments until the next Income Change Date. We will transfer that amount to our general account.

The variable annuity payments will remain level until the next Income Change Date. Subsequent variable annuity payments may be more or less than the previously calculated variable annuity payments depending on whether the net investment performance of the selected investment options is greater than or less than the Assumed Investment Return.

Assumed Investment Return

The amount of the annuity payments provided by the portion of the premium allocated to provide variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the fund expenses. This assumption is called the Assumed Investment Return ("AIR"). The AIR not only determines the initial level of income, but also how future investment performance affects annuity payments. Generally, the AIR used is 5%, but on occasion another AIR, for example 3.5%, may be offered to certain groups.

A higher AIR will result in a larger initial payment, but future increases in the annuity payment will be smaller than with a lower AIR. If net performance for a year (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable annuity payment will not change. If net performance is less than the AIR, annuity payments will decrease. If net performance is more than the AIR, annuity payments will increase. For example, payments based on a 5% AIR would mean a higher initial payment, but payments would increase more slowly in a rising market and decline more rapidly in a falling market. Payments based on a 3.5% AIR would mean a lower initial payment, but payments would increase more rapidly in a rising market and decline more slowly in a falling market.

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                              ACCESS TO YOUR MONEY
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Generally

Depending on the annuity option you select and whether you are the Annuitant, there are three ways to receive money under your contract:

      1. You may receive annuity payments according to the annuity option you select.

      2. If you select annuity option 6, 7, 13 or 14, each of which guarantees that payments will be made for a certain period of time regardless of whether you live or die, you may elect to receive a portion of the present value of the annuity payments remaining in the guaranteed period as long as your continuing periodic payment is at least $100.

      3. If you select any one of annuity options 8 through 14, you may completely surrender your contract for its surrender value within eighteen months after the Contract Date.

Partial Withdrawal Rights

If you select annuity option 6, 7, 13 or 14, at any time after the right to examine period has ended, you may request a partial withdrawal from your contract. Partial withdrawals are only available under annuity options 6, 7, 13 or 14, which are either a single or joint life annuity with payments guaranteed for a minimum number of years (referred to as the guaranteed period). Partial withdrawals are available under both the variable and fixed payouts for these annuity options. To effect a partial withdrawal, the contract must be in force, the guaranteed period must not have expired, and you must meet the minimums described below. Only one partial withdrawal is permitted during any Contract Year. The minimum partial withdrawal amount is $5,000. The remaining periodic annuity payments after the partial withdrawal must be at least $1,200 on an annualized basis.

Partial Withdrawals Reduce Your Payment During the Guaranteed Period

If you make a partial withdrawal you will still receive a periodic payment, but it will result in a reduction of the remaining periodic payments during the guaranteed period. After the guaranteed period, the amount of the annuity payments will be unaffected by any prior partial withdrawal, but we will make annuity payments only as long as the Annuitant is alive in the case of a single life annuity option and as long as either the Annuitant or the Joint Annuitant is alive in the case of a joint life annuity option.

You tell us how much to reduce the annuity payments during the remaining guaranteed period. We will compute the partial withdrawal payment based on the reduction. Unless you tell us otherwise, we will first reduce the variable component and then the fixed component to the extent needed to meet the requested amount. Since the amount of annuity payments changes on the next Income Change Date, the reduction in annuity payments due to the partial withdrawal (but not the payment of the partial withdrawal amount) will be delayed until that time.

Computing the Partial Withdrawal Amount

If you make a partial withdrawal, we will calculate your partial withdrawal lump sum amount based on the amount by which you reduce your periodic payments. In processing your partial withdrawal request, we determine the amount to be paid to you in a three-part process. First, we determine the amount resulting from a reduction in the variable component of the annuity payment for the remaining annuity payments during the guaranteed period beginning after the next Income Change Date. We calculate this amount using the Annuity Unit value next computed after we receive your request and the current number of Annuity Units for each subaccount as the present value of the reduction in annuity payments using the AIR. Second, we determine the amount resulting from a reduction in the fixed component of the annuity payments for the remaining annuity payments during the guaranteed period beginning after the next Income Change Date. We calculate this amount as the present value of the reduction in annuity payments using an interest rate that reflects the current interest rate environment. We use the commutation interest rate, which is determined each time an amount is allocated to the fixed component, plus the change in the 10 Year Constant Maturity U.S. Treasuries since the allocation was made. If more than one allocation has been made to the fixed component, then we will use a last in-first out accounting method. Third, we deduct a partial withdrawal charge, if any. Currently there is none, but we reserve the right to charge $200 for each partial withdrawal.

Example of Computing a Partial Withdrawal: Suppose you have chosen to receive a life annuity with ten years guaranteed with a 100% variable annuity payment. You have been receiving monthly payments for five years and your last monthly payment was for $1,000. You tell us you want to make a partial withdrawal by reducing your monthly payment to $100. Since the guaranteed period has five years left, we would determine the present value of your five-year reduction and pay that out to you. Your $100 monthly payment would still be subject to a variable payout and could go up or down. Suppose that during the next five years the investment options you selected have done well and at the end of the period you are receiving $150. This means that your payment has increased by 50%. When the guaranteed period is over, you would begin to receive $1,500 per month rather than $1,000 per month (representing the same 50% gain on amounts not withdrawn). However, poor investment results would have the opposite result and reduce your monthly income. This example is hypothetical and we make no representation as to actual performance.

Complete Surrender Of The Contract (Redemption)

If you select any one of annuity options 8 through 14, at any time within eighteen months after the Contract Date you may request a complete surrender of your contract. It is available under both the variable and the fixed payouts under these annuity options. To effect a complete surrender the contract must be in force and the primary Annuitant must be alive. A complete surrender is not available after eighteen months from the Contract Date.

If you surrender your contract, we will pay you a lump sum amount. You will receive no other payments.

Computing the Surrender Value

If you surrender your contract, we determine the amount to be paid to you in a four-part process. First, we determine the amount of the variable component of the remaining annuity payments after the next Income Change Date. We calculate this amount using the Annuity Unit value next computed after we receive your request and the current number of Annuity Units for each subaccount as the present value using the AIR and the mortality rates used to initially determine annuity payments. Second, we determine the present value of variable payments through the next Income Change Date as the present value of those payments using the AIR and the mortality rates used to initially determine annuity payments. Third, we determine the amount attributable to the fixed component of the annuity payments. We calculate this amount as the present value of all future income using an interest rate that reflects the current interest rate environment and the mortality rates used to initially determine annuity payments. We use the commutation interest rate, which is determined each time an amount is allocated to the fixed component, plus the change in the 10 Year Constant Maturity U.S. Treasuries since the allocation was made. Finally, we deduct the $200 charge.

Example of Computing a Complete Surrender: Suppose you have chosen to receive a life annuity and a 100% variable annuity payout and that your last monthly payment was $1,000. You then request a complete surrender within 18 months of your Contract Date. We would calculate the present value of the Annuity Units we would expect to pay over your lifetime using the AIR and mortality tables and pay you that amount, less the $200 transaction charge. You would receive no further benefits.

Deferment of Payments

We may delay making fixed payments from your contract for up to six months subject to state law. We will credit interest to you during that period.

We may suspend or postpone making variable payments from your contract or processing transfer requests for an undetermined period of time when:

o the New York Stock Exchange is closed (other than weekend and holiday closings);
o     trading on the New York Stock Exchange is restricted;
o an emergency exists such that disposal of or determination of the value of shares of the funds is not reasonably practicable;
o     the SEC by order so permits for the protection of investors.

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                                  DEATH BENEFIT
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Death Prior to Income Start Date

If no Annuitant or Joint Annuitant is alive on the Income Start Date, the contract will be canceled and we will pay you a refund equal to your premium adjusted for any investment performance and any accumulated interest.

If your contract is a joint and survivor annuity and either the Annuitant or the Joint Annuitant die before the Income Start Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will usually result in greater annuity income.

Death of Owner After the Income Start Date

If you are not the Annuitant, and if your death occurs on or after the Income Start Date, no death benefit will be payable under the contract. Any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the annuity option in force at the date of your death. If the contract is not owned by an individual, the Annuitant shall be treated as the owner.

Death of Annuitant After the Income Start Date

If an Annuitant dies after the Income Start Date, the remaining payments, if any, will be as specified in the annuity option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant's death. If you were not the Annuitant and no beneficiary survives the Annuitant, we will pay any remaining benefit to you.

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                                   PERFORMANCE
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Occasionally, we may advertise certain performance information concerning one or more of the subaccounts, including average annual total return and yield information. A subaccount's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a subaccount, it reflects changes in the fund share price, the automatic reinvestment by the subaccount of all distributions, and the deduction of contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a subaccount, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the subaccount during the period by the value of the subaccount on the last day of the period.

When we advertise the performance of the money market subaccount, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the variable account level is lower than at the underlying fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the variable account level are lower than at the fund level because they are reduced by the mortality and expense risk charge.

Performance information for a subaccount may be compared in reports and advertising to:

      (1) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

      (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

      (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the contract; and

      (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

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                                      TAXES
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Introduction

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. Not all of the information we have included may be applicable to your contract (for example, information relating to partial withdrawals and surrenders). This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the funds, please see the accompanying fund prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your contract.

Annuity Contracts in General

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity contracts. Generally, you will not be taxed on the earnings in an annuity contract until you take the money out.

Tax Treatment of Distributions -- Qualified Contracts

If you purchase your contract under a tax-favored retirement plan or account, your contract is referred to as a qualified contract. Examples of qualified plans or accounts are:

o     Individual Retirement Annuities ("IRAs");
o     Roth IRAs;
o Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");
o     Keogh Plans; and
o Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

Distributions In General

Generally, with the exception of a Roth IRA, you have not paid any taxes on the premium used to buy a qualified contract or on any earnings. Therefore, any amount you take out as annuity payments, as a withdrawal, or upon surrender will be taxable income. In addition, a 10% tax penalty may apply to the taxable income. This additional tax does not apply:

o in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated beneficiary;

o     where the taxpayer is age 59 1/2 or older;

o     where payment is made by reason of the death of an owner;

o     where the payment is made on account of the taxpayer's disability;

o where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

o     in some cases, upon separation from service on or after age 55; or

o     certain other limited circumstances.

Withdrawals Where Income Start Date Is After Age 59 1/2 -- No 10% Tax Penalty Applies

Where the Income Start Date is after age 59 1/2, the 10% penalty tax will not apply because of the age 59 1/2 exception described above.

Withdrawals Where Income Start Date Is Before Age 59 1/2 -- A Partial Withdrawal Or Surrender May Trigger a 10% Tax Penalty Unless an Exception Applies

If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a partial withdrawal from or full surrender of the contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a partial withdrawal from or full surrender of the contract. You should also contact your tax adviser before taking partial withdrawals or surrenders.

         Example: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000 from a traditional IRA (non-Roth
                  IRA). Since this is a qualified contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

Individual Retirement Annuities

Code Section 408 permits eligible individuals to contribute to an IRA. By attachment of an endorsement that reflects the limits of Code Section 408(b), the contracts may be issued as an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age. Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA, provided certain conditions are met. Sales of the contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the contract. Contracts offered by this prospectus in connection with an IRA are not available in all states.

Roth IRAs

Code Section 408A provides special rules for "Roth IRAs." The basic distinction between a Roth IRA and a regular IRA is that contributions to a Roth IRA are not deductible and "qualified distributions" from a Roth IRA are not includible in gross income for federal income tax purposes. Other differences include the ability to make contributions to a Roth IRA after age 70 1/2 and they are not subject to required distributions. Taxpayers whose adjusted gross incomes exceed certain levels are not eligible for Roth IRAs.

Rollovers

Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or IRA. A prospective owner considering use of the contract in this manner should consult a competent tax adviser with regard to the suitability of the contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs.

Section 1035 Exchanges

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity contract for another annuity contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisers.

Diversification and Investor Control

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the funds are being managed so as to comply with these requirements.

The tax regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of assets in the funds. We reserve the right to make changes to the contract we think necessary to see that it qualifies as a variable annuity contract for tax purposes.

Withholding

We are required to withhold federal income taxes on annuity payments, partial withdrawals, and complete surrenders that include taxable income unless the payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For complete surrenders or partial withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For annuity payments, the company will withhold on the taxable portion of annuity payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

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                                OTHER INFORMATION
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AIG Life Insurance Company

We are a stock life insurance company organized under the laws of New York. We were incorporated in 1962. Our principal business address is 80 Pine Street, New York, New York 10005. We provide a full range of life insurance and annuity plans. We are a subsidiary of American International Group, Inc. ("AIG"), which serves as the holding company for a number of companies engaged in the international insurance business in approximately 130 countries and jurisdictions around the world.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the company by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to contract owners and should not be considered as bearing on the investment performance of assets held in the variable account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

Ownership

This prospectus describes a group single premium immediate variable annuity contract. A group contract is issued to a contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term contract is equally applicable to a certificate.

Voting Rights

To the extent required by law, we will vote the fund shares held in the Variable Account at shareholder meetings in accordance with instructions received from persons having a voting interest in the fund. However, if legal requirements or our interpretation of present law changes to permit us to vote the fund shares in our own right, we may elect to do so.

Prior to the Income Start Date, you have a voting interest in each fund in whose corresponding subaccount you have value. We determine the number of fund shares that are attributable to you by dividing the corresponding value in a particular fund by the net asset value of one fund share. After the Income Start Date, we determine the number of fund shares that are attributable to you by dividing the reserve maintained in a particular fund to meet the obligations under the contract by the net asset value of one fund share. The number of votes that you will have a right to cast will be determined as of the record date established by each fund.

We will solicit voting instructions by mail prior to the shareholder meeting. Each person having a voting interest in a fund will receive proxy material, reports and other materials relating to the appropriate funds. We will vote shares in accordance with instructions received from the person having a voting interest. We will vote shares for which we receive no timely instructions and any shares not attributable to owners in proportion to the voting instructions we have received.

The voting rights relate only to amounts invested in the variable account. There are no voting rights with respect to funds allocated to the fixed investment option.

Distribution of the Contract

Our affiliate, AIG Equity Sales Corp. ("AIGESC"), 70 Pine Street, New York, New York, acts as the distributor of the contract. AIGESC is a wholly owned subsidiary of AIG. We will not pay any commission to entities that sell the contract. Payments may be made for services not directly related to the sale of the contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

Legal Proceedings

There are no pending legal proceedings that, in our judgment, are material with respect to the variable account.

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                              FINANCIAL STATEMENTS
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Financial statements of AIG Life Insurance Company are included in the SAI, which may be obtained without charge by calling (877) 299-1724 or writing to AIG Life Insurance Company, Attention: Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801. The financial statements have also filed electronically with the SEC and can be obtained through its website at http://www.sec.gov. Financial statements of the Variable Account are not included because no contracts have been issued using the subaccounts described in this prospectus.

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                                    APPENDIX
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Hypothetical Illustrations Of Annuity Payments

We have prepared the following tables to show how variable annuity payments under the contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity payments would vary over time if the return on assets in the selected subaccounts were a uniform gross annual rate of 0%, 6%, 7.23%, 8%, 10%, or 12%. The values would be different from those shown if the returns averaged 0%, 6%, 7.23%, 8%, 10%, or 12%, but fluctuated over and under those averages throughout the years.

The tables reflect the daily mortality and expense risk charge, which is equivalent to an annual charge of 1.25%. The amounts shown in the tables also take into account the average of the funds' management fees and operating expenses at an annual rate of approximately 0.90% of the average daily net assets of the funds. Actual fees and expenses of the funds associated with your contract may be more or less than 0.90%, will vary from year to year, and will depend on your allocation. See the section in your current prospectus entitled "Fee Tables" for more complete details. The monthly annuity payments are illustrated on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 1.25% for mortality and expense risk and the assumed 0.90% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 2.15%.

Two sets of tables follow -- one set for a male age 65 and the other for a female age 60. The first table in each set assumes that 100% of the single premium payment is allocated to a variable annuity option. The second assumes that 50% of the single premium payment is allocated to a fixed annuity option using the fixed crediting rate we offered on the fixed annuity option at the time this illustration was prepared. Both sets of tables assume that a life annuity with ten years guaranteed was purchased.

When part of the single premium payment has been allocated to the fixed annuity option, the guaranteed minimum annuity payment resulting from this allocation is also shown. The illustrated variable annuity payments use an assumed interest rate of 5% per year. Thus, actual performance greater than 5% per year will result in increasing annuity payments and actual performance less than 5% per year will result in decreasing annuity payments. We may offer alternative assumed interest rates. Fixed annuity payments remain constant. Initial monthly annuity payments under a fixed annuity option are generally higher than initial payments under a variable annuity option.

These tables show the monthly annuity payments for several hypothetical constant assumed interest rates. Of course, actual investment performance will not be constant and may be volatile. Actual monthly annuity payments would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages from year to year. Upon request, and when you are considering an annuity option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply to your group.

ANNUITY PAYMENT ILLUSTRATION
(100% VARIABLE)

Single Premium Payment: $100,000
Sex: Male
Age: 65
Annuity Option Selected: Life Annuity With 10 Years Guaranteed
Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $776.97

Illustrative amounts below assume that 100% of the single premium payment is allocated to a variable annuity option.

Assumed interest rate at which monthly variable payments remain constant: 5%

Variable monthly annuity payment on the date of the illustration: $675.60

Monthly annuity payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                Monthly Payments
                       With an Assumed Rate of Return of:

Payment        Calendar     Attained      Gross:         0.00%       7.23%       6.00%       8.00%      10.00%      12.00%
   Year            Year          Age        Net:        -2.14%       5.00%       3.79%       5.76%       7.74%       9.71%
--------------------------------------------------------------------------------------------------------------------------
      1            2000           65                    675.60      675.60      675.60      675.60      675.60      675.60
      2            2001           66                    629.67      675.60      667.79      680.50      693.21      705.91
      3            2002           67                    586.86      675.60      660.07      685.43      711.27      737.59
      4            2003           68                    546.96      675.60      652.44      690.40      729.81      770.68
      5            2004           69                    509.77      675.60      644.90      695.41      748.82      805.26
     10            2009           74                    358.49      675.60      608.48      720.98      851.61     1002.87
     15            2014           79                    252.11      675.60      574.11      747.50      968.51     1248.98
     20            2019           84                    177.30      675.60      541.69      774.99     1101.46     1555.48

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION
(50% VARIABLE/50% FIXED)

Single Premium Payment: $100,000
Sex: Male
Age: 65
Annuity Option Selected: Life Annuity With 10 Years Guaranteed
Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $776.97

Illustrative amounts below assume that 50% of the single premium payment is allocated to a variable annuity option.

Assumed interest rate at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance, but will never be less than $388.49. The monthly guaranteed payment of $388.49 is being provided by the $50,000 applied under the fixed annuity option.

                     Monthly Payments for Variable Payments
                       With an Assumed Rate of Return of:

Payment        Calendar     Attained       Gross:       0.00%       7.23%      6.00%      8.00%      10.00%     12.00%
   Year            Year          Age         Net:      -2.14%       5.00%      3.79%      5.76%       7.74%      9.71%
----------------------------------------------------------------------------------------------------------------------
      1            2000           65                   726.29      726.29     726.29     726.29      726.29     726.29
      2            2001           66                   703.32      726.29     722.38     728.73      735.09     741.44
      3            2002           67                   681.91      726.29     718.52     731.20      744.12     757.28
      4            2003           68                   661.96      726.29     714.71     733.69      753.39     773.83
      5            2004           69                   643.37      726.29     710.93     736.19      762.90     791.12
     10            2009           74                   567.73      726.29     692.72     748.98      814.29     889.92
     15            2014           79                   514.54      726.29     675.54     762.24      872.74    1012.98
     20            2019           84                   477.13      726.29     659.33     775.98      939.21    1166.23

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION
(100% VARIABLE)

Single Premium Payment: $100,000
Sex: Female
Age: 60
Annuity Option Selected: Life Annuity With 10 Years Guaranteed
Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $683.08

Illustrative amounts below assume that 100% of the single premium payment is allocated to a variable annuity option.

Assumed interest rate at which monthly variable payments remain constant: 5%

Variable monthly annuity payment on the date of the illustration: $577.87

Monthly annuity payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                Monthly Payments
                       With an Assumed Rate of Return of:

Payment        Calendar       Attained       Gross:        0.00%      7.23%      6.00%     8.00%     10.00%      12.00%
   Year            Year            Age         Net:       -2.14%      5.00%      3.79%     5.76%      7.74%       9.71%
-----------------------------------------------------------------------------------------------------------------------
      1            2000             60                    577.87     577.87     577.87    577.87     577.87      577.87
      2            2001             61                    538.58     577.87     571.19    582.06     592.93      603.80
      3            2002             62                    501.96     577.87     564.59    586.28     608.38      630.89
      4            2003             63                    467.84     577.87     558.06    590.53     624.23      659.20
      5            2004             64                    436.03     577.87     551.61    594.81     640.50      688.78
     10            2009             69                    306.64     577.87     520.46    616.69     728.42      857.80
     15            2014             74                    215.64     577.87     491.06    639.37     828.41     1068.31
     20            2019             79                    151.65     577.87     463.33    662.89     942.13     1330.47

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION
(50% VARIABLE/50% FIXED)

Single Premium Payment: $100,000
Sex: Female
Age: 60
Annuity Option Selected: Life Annuity With 10 Years Guaranteed
Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $683.08

Illustrative amounts below assume that 50% of the single premium payment is allocated to a variable annuity option.

Assumed interest rate at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance, but will never be less than $341.54. The monthly guaranteed payment of $341.54 is being provided by the $50,000 applied under the fixed annuity option.

                     Monthly Payments for Variable Payments
                       With an Assumed Rate of Return of:

Payment       Calendar     Attained       Gross:      0.00%      7.23%      6.00%      8.00%      10.00%      12.00%
   Year           Year          Age         Net:     -2.14%      5.00%      3.79%      5.76%       7.74%       9.71%
-----------------------------------------------------------------------------------------------------------------------
      1           2000           60                  630.48     630.48     630.48     630.48      630.48      630.48
      2           2001           61                  610.83     630.48     627.14     632.57      638.00      643.44
      3           2002           62                  592.52     630.48     623.83     634.68      645.73      656.99
      4           2003           63                  575.46     630.48     620.57     636.81      653.66      671.14
      5           2004           64                  559.55     630.48     617.35     638.95      661.79      685.93
     10           2009           69                  494.86     630.48     601.77     649.88      705.75      770.44
     15           2014           74                  449.36     630.48     587.07     661.22      755.75      875.69
     20           2019           79                  417.36     630.48     573.20     672.98      812.60     1006.78

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the funds that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

================================================================================
                              TABLE OF CONTENTS OF
                     THE STATEMENT OF ADDITIONAL INFORMATION
================================================================================

GENERAL INFORMATION...........................................................
     AIG Life Insurance Company...............................................
     Independent Accountants..................................................
     Legal Counsel ...........................................................
     Distributor..............................................................
     Potential Conflicts......................................................

CALCULATION OF PERFORMANCE DATA...............................................
     Yield and Effective Yield Quotations for the Money Market Subaccount.....
     Yield Quotations for Other Subaccounts...................................
     Standardized Performance Data............................................

ANNUITY PROVISIONS............................................................
     Variable Annuity Payments................................................
     Annuity Unit Value.......................................................
     Net Investment Factor....................................................
     Misstatement of Age or Sex...............................................
     Evidence of Survival.....................................................

FINANCIAL STATEMENTS..........................................................

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2001

                    GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT

                                    issued by

                           AIG LIFE INSURANCE COMPANY

                                   through its

                               VARIABLE ACCOUNT I

This statement of additional information is not a prospectus. It should be read in conjunction with the prospectus describing the group immediate variable annuity contract. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus dated May 1, 2001, call us at (877) 299-1724 or write to us at AIG Life Insurance Company, Attention: Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801.

================================================================================
                                TABLE OF CONTENTS
================================================================================

GENERAL INFORMATION.......................................................
      AIG Life Insurance Company..........................................
      Independent Accountants.............................................
      Legal Counsel.......................................................
      Distributor.........................................................
      Potential Conflicts.................................................

CALCULATION OF PERFORMANCE DATA...........................................
      Yield and Effective Yield Quotations for the Money Market Subaccount
      Yield Quotations for Other Subaccounts..............................
      Standardized Performance Data.......................................

ANNUITY PROVISIONS........................................................
      Variable Annuity Payments...........................................
      Annuity Unit Value..................................................
      Net Investment Factor...............................................
      Misstatement of Age or Sex..........................................
      Evidence of Survival................................................

FINANCIAL STATEMENTS......................................................

================================================================================
                               GENERAL INFORMATION
================================================================================

AIG Life Insurance Company

A description of AIG Life Insurance Company and its ownership is contained in the prospectus. We will provide for the safekeeping of the assets of Variable Account I.

Independent Accountants

Our financial statements have been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose offices are located in Washington, D.C.

Legal Counsel

Legal matters relating to the federal securities laws in connection with the contract described herein and in the prospectus are being passed upon by Morgan, Lewis & Bockius LLP, Washington, D.C.

Distributor

Our affiliate, AIG Equity Sales Corp. ("AIGESC"), 70 Pine Street, New York, New York, acts as the distributor of the contract. AIGESC is a wholly owned subsidiary of American International Group, Inc. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services. For the sale of other contracts, commissions are paid by Variable Account I directly to selling dealers and representatives on behalf of AIGESC. Aggregate commissions were $42,089,070 in 2000, $46,881,581 in 1999, and $33,398,137 in 1998. Commissions retained by AIGESC were $0 in 2000, 1999, and 1998.

Potential Conflicts

Shares of the funds may be sold only to separate accounts of life insurance companies. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts and qualified pension and retirement plans to invest in a fund simultaneously. Although neither we nor the funds currently foresee any such disadvantages, each fund's board of directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. If a material irreconcilable conflict were to occur, we will take whatever steps are deemed necessary, at our expense, to remedy or eliminate the irreconcilable material conflict. As a result, one or more insurance company separate accounts or plans might withdraw their investments in the fund. This might force the fund to sell securities at disadvantageous prices.

================================================================================
                         CALCULATION OF PERFORMANCE DATA
================================================================================

Yield and Effective Yield Quotations for the Money Market Subaccount

The yield quotation for the money market subaccount will be for the seven days ended on the date of the most recent balance sheet of Variable Account I included in the registration statement. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Annuity Unit in the money market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

Any effective yield quotation for the money market subaccount will be for the seven days ended on the date of the most recent balance sheet of Variable Account I included in the registration statement and will be carried at least to the nearest hundredth of one percent. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Annuity Unit in the money market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

               Effective Yield = [(Base Period Return + 1)365/7]-1

For purposes of the yield and effective yield computations, the hypothetical charge reflects all deductions that are charged to all owner accounts in proportion to the length of the base period. The yield and effective yield quotations do not reflect the $200 charge that may be assessed at the time of surrender. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the money market subaccount and the corresponding portfolio are excluded from the calculation of yield.

Yield Quotations for Other Subaccounts

Yield quotations will be based on the thirty-day period ended on the date of the most recent balance sheet of Variable Account I included in the registration statement, and are computed by dividing the net investment income per Annuity Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                  Yield=2[(a-b+1)^6-1]
                           ---
                           cd

Where: a = net investment income earned during the period by the portfolio attributable to investments owned by the subaccount

            b = expenses accrued for the period (net of reimbursements)

            c = the average daily number of Annuity Units outstanding during the period

            d = the maximum offering price per Annuity Unit on the last day of the period

Yield quotations for a subaccount reflect all recurring contract charges. However, they do not reflect the charge of $200 that may be assessed upon surrender of the contract.

Standardized Performance Data

The total return quotations for all of the subaccounts will be average annual total return quotations reflecting all aspects of a subaccount's return, including the automatic reinvestment by the variable account of all distributions, any change in the subaccount's value over the period, and the effect of any recurring charge and of the $200 charge assessed upon surrender. This type of performance is referred to as standardized performance and is based on the life of the subaccount. Average annual total return is calculated by determining the growth or decline in value of a hypothetical historical investment in the subaccount over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the subaccount's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a subaccount.

================================================================================
                               ANNUITY PROVISIONS
================================================================================

Variable Annuity Payments

A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable subaccounts. When you pay your single premium, we calculate the number of Annuity Units associated with each annuity payment determined by our currently used annuity rate factor and the Annuity Unit values.

Annuity Unit Value

The value of an Annuity Unit for each subaccount was arbitrarily set initially at $100. This was done when the first portfolio shares were purchased. The Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the subaccount's Annuity Unit value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

      (a) is the net investment factor (described below) for the Valuation Period for which the Annuity Unit value is being determined; and

      (b) is the Assumed Investment Return for such Valuation Period.

The Assumed Investment Return adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

Net Investment Factor

The net investment factor is used to determine how investment results of a portfolio affect the Annuity Unit value of the subaccount from one Valuation Period to the next. The net investment factor for each subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

      (a) is equal to:

            (i) the net asset value per share of the portfolio held in the subaccount determined at the end of that Valuation Period, plus

            (ii) the per share amount of any dividend or capital gain distribution made by the portfolio held in the subaccount if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

            (iii) a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the subaccount.

      (b) is equal to:

            (i) the net asset value per share of the portfolio held in the subaccount determined as of the end of the prior Valuation Period, plus or minus

            (ii) the per share charge or credit for any change in tax reserves for the prior Valuation Period.

      (c) is equal to the mortality and expense risk charge rate for the valuation period.

The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Unit value may increase or decrease from Valuation Period to Valuation Period.

Misstatement of Age or Sex

We will require proof of the age and sex of the Annuitant before making any annuity payment provided for by the contract. If the age or sex of the Annuitant has been misstated, we will compute the amount payable based on the correct age and sex. If annuity payments have begun, any underpayment that may have been made will be paid in full with the next annuity payment, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future annuity payments until we are repaid in full.

Evidence of Survival

If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

Our financial statements are included herein. The financial statements have also been filed electronically with the SEC and can be obtained through its website at http://www.sec.gov. Our financial statements shall be considered only as bearing upon our ability to meet our obligations under the contract. Financial statements of Variable Account I are not included because no contracts have been issued as of the date of this statement of additional information.

                           AIG LIFE INSURANCE COMPANY
                          (a wholly-owned subsidiary of
                       American International Group, Inc.)

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholders and Board of Directors
AIG Life Insurance Company

In our opinion, the accompanying balance sheets and the related statements of income, capital funds, cash flows, and comprehensive income present fairly, in all material respects, the financial position of AIG Life Insurance Company (a wholly-owned subsidiary of American International Group, Inc.) at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

February 2, 2001

                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                 (in thousands)

                                                         December 31,    December 31,
                                                             2000            1999
                                                         ------------    ------------
Assets

Investments and cash:
     Fixed maturities:
        Bonds available for sale, at market value        $ 5,951,951     $ 4,702,879
        (cost: 2000 - $6,066,218; 1999 - $4,890,022)
     Equity securities:
        Common stock
        (cost: 2000-$1,142; 1999 - $892)                       3,176           2,233
      Non-redeemable preferred stock
      (cost: 2000 - $48,618; 1999 - $50,794)                  47,919          49,377
Mortgage loans on real estate, net of allowance
  (2000 - $14,000; 1999 - $14,000)                           362,314         345,253
Real estate, net of accumulated
 depreciation of $5,504 in 2000 and $5,041 in 1999            10,990          12,543
Policy loans                                                 602,201         643,815
Other invested assets                                        176,858          77,845
Short-term investments, at cost (approximates market
  value)                                                     162,282         222,677
Cash                                                           4,997              86
                                                         -----------     -----------

    Total investments and cash                             7,322,688       6,056,708

Amounts due from related parties                               5,315           5,465
Investment income due and accrued                            117,343          93,183
Premium and insurance balances receivable                     88,201          64,359
Reinsurance assets                                            76,923          99,850
Deferred policy acquisition costs                            269,188         220,672
Federal income tax receivable                                    236           9,611
Deferred income taxes                                             --          63,568
Separate and variable accounts                             3,321,025       3,220,806
Other assets                                                   4,883           5,363
                                                         -----------     -----------

                                    Total assets         $11,205,802     $ 9,839,585
                                                         ===========     ===========

                See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                      (in thousands, except share amounts)

                                                            December 31,      December 31,
                                                                 2000              1999
                                                            ------------      ------------
Liabilities

  Policyholder contract deposits                            $  5,217,103      $  4,612,363
  Future policy benefits for life and accident and
    health insurance contracts                                 1,742,646         1,284,568
  Reserve for unearned premiums                                   24,292            21,100
  Policy and contract claims                                     158,932           212,627
  Reserve for commissions, expenses and taxes                     27,814            19,390
  Insurance balances payable                                      68,722            60,642
  Amounts due to related parties                                   5,907             6,821
  Deferred income taxes                                           17,130                --
  Separate and variable accounts                               3,321,025         3,220,806
  Minority interest                                                5,353             5,837
  Other liabilities                                              152,171            75,039
                                                            ------------      ------------

                                    Total liabilities         10,741,095         9,519,193
                                                            ------------      ------------

Capital funds

  Common stock, $5 par value; 1,000,000 shares
       authorized; 976,703 shares issued and
       outstanding                                                 4,884             4,884
  Additional paid-in capital                                     153,283           153,283
  Retained earnings                                              334,816           283,908
  Accumulated other comprehensive income                         (28,276)         (121,683)
                                                            ------------      ------------

                                    Total capital funds          464,707           320,392
                                                            ------------      ------------

Total liabilities and capital funds                         $ 11,205,802      $  9,839,585
                                                            ============      ============

                See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                                 (in thousands)

                                                               Years ended December 31,
                                                    ---------------------------------------------
                                                        2000             1999             1998
                                                    -----------      -----------      -----------
Revenues:
  Premium income                                    $   963,848      $   712,920      $   616,964
  Net investment income                                 495,297          443,863          457,148
  Realized capital losses                               (28,099)         (11,240)            (334)
                                                    -----------      -----------      -----------

                     Total revenues                   1,431,046        1,145,543        1,073,778
                                                    -----------      -----------      -----------

Benefits and expenses:
  Death and other benefits                              387,856          329,888          272,368
  Increase in future policy benefits
   and policyholder contract deposits                   733,681          539,457          547,100
  Acquisition and insurance expenses                    227,827          202,678          168,075
                                                    -----------      -----------      -----------

                    Total benefits and expenses       1,349,364        1,072,023          987,543
                                                    -----------      -----------      -----------

Income before income taxes                               81,682           73,520           86,235
                                                    -----------      -----------      -----------

Income taxes:
   Current                                               (2,105)          15,055           16,218
   Deferred                                              30,401           10,884           15,220
                                                    -----------      -----------      -----------

      Total income taxes                                 28,296           25,939           31,438
                                                    -----------      -----------      -----------

Net income before minority interest                      53,386           47,581           54,797
Minority interest income                                   (113)            (194)            (163)
                                                    -----------      -----------      -----------

Net income                                          $    53,273      $    47,387      $    54,634
                                                    ===========      ===========      ===========

                See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                           STATEMENTS OF CAPITAL FUNDS
                                 (in thousands)

                                                        Years ended December 31,
                                                ---------------------------------------
                                                  2000            1999           1998
                                                ---------      ---------      ---------
Common stock

Balance at beginning of year                    $   4,884      $   4,884      $   4,884
                                                ---------      ---------      ---------
Balance at end of year                              4,884          4,884          4,884
                                                ---------      ---------      ---------

 Additional paid-in capital

Balance at beginning of year                      153,283        153,283        153,283
                                                ---------      ---------      ---------
Balance at end of year                            153,283        153,283        153,283
                                                ---------      ---------      ---------

Retained earnings
  Balance at beginning of year                    283,908        236,521        181,887
  Net income                                       53,273         47,387         54,634
  Dividends to Stockholders                        (2,365)            --             --
                                                ---------      ---------      ---------

  Balance at end of year                          334,816        283,908        236,521
                                                ---------      ---------      ---------

Accumulated other comprehensive income

 Balance at beginning of year                    (121,683)       121,549        114,490
 Unrealized appreciation (depreciation) of
      investments - net of reclassification
      adjustments                                 143,703       (374,203)        10,860
  Deferred income tax benefit (expense) on
      changes                                     (50,296)       130,971         (3,801)
                                                ---------      ---------      ---------

  Balance at end of year                          (28,276)      (121,683)       121,549
                                                ---------      ---------      ---------

               Total capital funds              $ 464,707      $ 320,392      $ 516,237
                                                =========      =========      =========

                See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                         Years ended December 31,
                                                              ---------------------------------------------
                                                                  2000             1999             1998
                                                              -----------      -----------      -----------
Cash flows from operating activities:
 Net income                                                   $    53,273      $    47,387      $    54,634

 Adjustments to reconcile net income
 to net cash provided by operating
 activities:
 Non-cash revenues, expenses, gains
  and losses included in income:
 Change in insurance reserves                                     407,576          294,389          250,810
 Change in premiums and insurance balances
  receivable and payable -net                                     (15,762)          (3,398)            (753)
 Change in reinsurance assets                                      22,928          (27,806)         (11,301)
 Change in deferred policy acquisition costs                      (48,516)         (52,832)         (49,305)
 Change in investment income due and accrued                      (24,160)             846           (8,894)
 Realized capital losses                                           28,099           11,240              334
 Change in current and deferred income taxes -net                  39,777            5,480            9,330
 Change in reserves for commissions, expenses and taxes             8,424           (6,312)           9,599
 Change in other assets and liabilities - net                      56,986           26,888          (61,575)
                                                              -----------      -----------      -----------
         Total adjustments                                        475,352          248,495          138,245
                                                              -----------      -----------      -----------
  Net cash provided by operating activities                       528,625          295,882          192,879
                                                              -----------      -----------      -----------

 Cash flows from investing activities:
 Cost of fixed maturities, at market sold                         346,040          564,697          282,756
 Cost of fixed maturities, at market matured or redeemed          401,669          318,833          340,435
 Cost of equity securities sold                                     2,251            1,032            1,039
 Cost of real estate sold                                              --               --            2,585
 Realized capital (losses) gains                                  (28,099)         (11,240)           1,666
 Purchase of fixed maturities                                  (1,915,221)      (1,685,038)      (1,865,768)
 Purchase of equity securities                                       (326)         (33,567)         (18,559)
 Purchase of real estate                                               --               --             (341)
 Mortgage loans granted                                          (120,167)        (134,988)        (202,484)
 Repayments of mortgage loans                                     103,111          258,159           83,035
 Change in policy loans                                            41,614          367,154          485,868
 Change in short-term investments                                  60,395          (58,973)         504,208
 Change in other invested assets                                  (29,620)         (23,336)         (11,706)
 Other - net                                                       12,264           (2,826)         (27,908)
                                                              -----------      -----------      -----------
  Net cash used in investing activities                        (1,126,089)        (440,093)        (425,174)
                                                              -----------      -----------      -----------

Cash flows from financing activities:
 Change in policyholder contract deposits                         604,740          139,509          231,951
 Dividends to stockholders                                         (2,365)              --               --
                                                              -----------      -----------      -----------
   Net cash provided by financing activities                      602,375          139,509          231,951
                                                              -----------      -----------      -----------

Change in cash                                                      4,911           (4,702)            (344)
Cash at beginning of period                                            86            4,788            5,132
                                                              -----------      -----------      -----------
Cash at end of period                                         $     4,997      $        86      $     4,788
                                                              ===========      ===========      ===========

                See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)

                                                        Years ended December 31,
                                                --------------------------------------
                                                   2000           1999          1998
                                                ---------      ---------      --------
Comprehensive income

Net income                                      $  53,273      $  47,387      $ 54,634
                                                ---------      ---------      --------

Other comprehensive income

Unrealized appreciation (depreciation) of
  investments - net of reclassification
  adjustments                                     143,703       (374,203)       10,860
 Changes due to deferred income tax benefit
    (expense) on changes                          (50,296)       130,971        (3,801)
                                                ---------      ---------      --------

 Other comprehensive income                        93,407       (243,232)        7,059
                                                ---------      ---------      --------

 Comprehensive income                           $ 146,680      $(195,845)     $ 61,693
                                                =========      =========      ========

                See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies

      (a) Basis of Presentation: AIG Life Insurance Company (the Company) is a wholly owned subsidiary of American International Group, Inc. (the Parent). The financial statements of the Company have been prepared on the basis of generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The Company is licensed to sell life and accident and health insurance in the District of Columbia and all states except for Maine and New York. The Company is also licensed in Puerto Rico.

            The Company also files financial statements prepared in accordance with statutory practices prescribed or permitted by the Insurance Department of the State of Delaware. Financial statements prepared in accordance with GAAP differ in certain respects from the practices prescribed or permitted by regulatory authorities. The significant differences are: (1) statutory financial statements do not reflect fixed maturities available for sale at market value; (2) policy acquisition costs, charged against operations as incurred for regulatory purposes, have been deferred and are being amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves based on statutory requirements have been adjusted based upon mortality, lapse and interest assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards; (4) deferred income taxes not recognized for regulatory purposes have been provided for temporary differences between the bases of assets and liabilities for financial reporting purposes and tax purposes; (5) for regulatory purposes, future policy benefits, policyholder contract deposits, policy and contract claims and reserve for unearned premiums are presented net of ceded reinsurance; and (6) an asset valuation reserve and interest maintenance reserve using National Association of Insurance Commissioners (NAIC) formulas are set up for regulatory purposes.

      (b) Investments: Fixed maturities available for sale, where the company may not have the ability or positive intent to hold these securities until maturity, are carried at current market value. Interest income with respect to fixed maturity securities is accrued currently. Included in fixed maturities available for sale are collateralized mortgage obligations (CMOs). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments over their estimated lives. Common and non-redeemable preferred stocks are carried at current market value. Dividend income is generally recognized when receivable. Short-term investments are carried at cost, which approximates market.

            Unrealized gains and losses from investments in equity securities, fixed maturities available for sale and other invested assets are reflected as a separate component of comprehensive income, net of deferred income taxes in capital funds currently.

            Realized capital gains and losses are determined principally by specific identification. Where declines in values of securities below cost or amortized cost are considered to be other than temporary, a charge is reflected in income for the difference between cost or amortized cost and estimated net realizable value.

            Mortgage loans on real estate are carried at unpaid principal balance less unamortized loan origination fees and costs less an allowance for uncollectible loans. Interest income on such loans is accrued currently.

            Real estate is carried at depreciated cost and is depreciated on a straight-line basis over 31.5 years. Expenditures for maintenance and repairs are charged to income as incurred; expenditures for betterments are capitalized and depreciated over their estimated lives.

            Policy loans are carried at the aggregate unpaid principal balance.

            Other invested assets consist primarily of limited partnerships and other investments not classified elsewhere herein. These assets are recorded using either the cost or the equity method depending on the type of investment. Unrealized gains and losses from the revaluation of those investments carried at market values are reflected in comprehensive income, net of any related deferred income tax.

      (c) Income Taxes: The Company joins in a consolidated federal income tax return with the Parent and its domestic subsidiaries. The Company and the Parent have a written tax allocation agreement whereby the Parent agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate return. Additionally, the Parent agrees to reimburse the Company for any tax benefits arising out of its net losses within ninety days after the filing of that consolidated tax return for the year in which these losses are utilized. Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

      (d) Premium Recognition and Related Benefits and Expenses: Premiums for traditional life insurance and life contingent annuity contracts are recognized when due. Revenues for universal life and investment-type products consist of policy charges for the cost of insurance, administration, and surrenders during the period. Premiums on accident and health insurance are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as unearned premiums. Estimates of premiums due but not yet collected are accrued. Policy benefits and expenses are associated with earned premiums on long-duration contracts resulting in a level recognition of profits over the anticipated life of the contracts.

            Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Deferred policy acquisition costs and policy initiation costs related to universal life and investment-type products are amortized in relation to expected gross profits over the life of the policies (see Note 3).

            The liability for future policy benefits and policyholder contract deposits is established using assumptions described in Note 4.

      (e) Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and
            (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefrom are reflected in income currently.

      (f) Separate and Variable Accounts: These accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders. Each account has specific investment objectives, and the assets are carried at market value. The assets of each account are legally segregated and are not subject to claims which arise out of any other business of the Company.

      (g) Reinsurance Assets: Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholder contract deposits and policy and contract claims. It also includes funds held under reinsurance treaties.

      (h)   Accounting Standards:

            In June 1998, FASB issued Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" (FASB 133). In June 2000, FASB issued Statement of Financial Accounting Standards No. 138 "Accounting for Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133" (FASB 138).

            Together, these Statements require the Company to recognize all derivatives in the balance sheet at fair value. The financial statement recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction. FASB 133 and FASB 138 are effective for the Company for the year commencing January 1, 2001. The impact of the adoption of FASB 133 and FASB 138 at January 1, 2001 with respect to the Company's results of operations, financial condition and liquidity is deemed insignificant.

2. Investment Information

      (a) Statutory Deposits: Securities with a carrying value of $2,623,000 and $2,540,000 were deposited by the Company under requirements of regulatory authorities as of December 31, 2000 and 1999, respectively.

      (b) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                                  Years ended December 31,
                                            ------------------------------------
                                              2000           1999          1998
                                            --------      --------      --------
Fixed maturities                            $394,705      $330,806      $284,267
Equity securities                              3,638         1,670           622
Mortgage loans                                31,171        37,255        36,464
Real estate                                    2,331         2,253         2,406
Policy loans                                  50,242        55,832       120,927
Cash and short-term investments                9,677         7,349         9,346
Other invested assets                          9,266        15,141         8,015
                                            --------      --------      --------
          Total investment income            501,030       450,306       462,047

Investment expenses                            5,733         6,443         4,899
                                            --------      --------      --------

          Net investment income             $495,297      $443,863      $457,148
                                            ========      ========      ========

      (c) Investment Gains and Losses: The net realized capital gains (losses) and change in unrealized appreciation (depreciation) of investments for 2000, 1999 and 1998 are summarized below (in thousands):

                                                             Years ended December 31,
                                                     --------------------------------------
                                                        2000           1999          1998
                                                     ---------      ---------      --------
Realized (losses) gains on investments:
    Fixed maturities                                 $ (28,173)     $ (11,100)     $     --
    Equity securities                                      312             86            84
    Mortgage loans                                          --             --        (2,000)
    Real estate                                           (238)            --         1,561
    Other invested assets                                   --           (226)           21
                                                     ---------      ---------      --------
    Realized losses                                  $ (28,099)     $ (11,240)     $   (334)
                                                     =========      =========      ========

Change in unrealized appreciation (depreciation)
of investments:
    Fixed maturities                                 $  72,876      $(344,180)     $ (1,131)
    Equity securities                                    1,411         (2,673)        1,203
    Other invested assets                               69,416        (27,350)       10,788
                                                     ---------      ---------      --------
    Change in unrealized appreciation
    (depreciation) of investments                    $ 143,703      $(374,203)     $ 10,860
                                                     =========      =========      ========

            Proceeds from the sale of investments in fixed maturities during 2000, 1999 and 1998 were $346,040,000, $564,697,000, and
            $282,756,000, respectively.

            During 2000, 1999 and 1998, gross gains of $7,950,000, $8,603,000, and $0, respectively, and gross losses of $36,123,000, $19,703,000, and $0, respectively, were realized on dispositions of fixed maturity investments.

            During 2000, 1999 and 1998, gross gains of $320,000, $87,000, and
            $84,000, respectively, and gross losses of $8,000, $1,000, and $0, respectively, were realized on disposition of equity securities.

      (d)   Market Value of Fixed Maturities and Unrealized Appreciation of
            Investments: At December 31, 2000 and 1999, unrealized appreciation of investments in equity securities (before applicable taxes) included gross gains of $2,503,000 and $3,635,000 and gross losses of $1,168,000 and $3,711,000, respectively.

            The amortized cost and estimated market values of investments in fixed maturities at December 31, 2000 and 1999 are as follows (in thousands):

                                                     Gross        Gross       Estimated
2000                                  Amortized    Unrealized   Unrealized      Market
----                                    Cost         Gains        Losses        Value
                                     ----------    ----------   ----------    ----------
Fixed maturities:
  U.S. Government and government
      agencies and authorities       $   62,620     $ 17,806     $     --     $   80,426
  States, municipalities and
      political subdivisions            224,096       13,133           71        237,158
  Foreign governments                    29,643        2,940           --         32,583
  All other corporate                 5,749,859      105,944      254,019      5,601,784
                                     ----------     --------     --------     ----------

Total fixed maturities               $6,066,218     $139,823     $254,090     $5,951,951
                                     ==========     ========     ========     ==========

                                                     Gross       Gross       Estimated
1999                                  Amortized    Unrealized  Unrealized      Market
                                        Cost         Gains       Losses        Value
                                     ----------    ----------  ----------    ----------
Fixed maturities:
  U.S. Government and government
      agencies and authorities       $   54,114     $10,611     $    549     $   64,176
  States, municipalities and
      political subdivisions            298,831       8,474        2,777        304,528
  Foreign governments                    20,242         947          109         21,080
  All other corporate                 4,516,835      30,080      233,820      4,313,095
                                     ----------     -------     --------     ----------

Total fixed maturities               $4,890,022     $50,112     $237,255     $4,702,879
                                     ==========     =======     ========     ==========

            The amortized cost and estimated market value of fixed maturities, available for sale at December 31, 2000, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                      Estimated
                                                     Amortized          Market
                                                        Cost            Value
                                                     ----------       ----------

Due in one year or less                              $  213,405       $  211,121
Due after one year through five years                 1,987,928        1,963,077
Due after five years through ten years                1,814,045        1,751,665
Due after ten years                                   2,050,840        2,026,088
                                                     ----------       ----------

                                                     $6,066,218       $5,951,951
                                                     ==========       ==========

      (e) CMOs: CMOs are U.S. Government and Government agency backed and triple A-rated securities. CMOs are included in other corporate fixed maturities. At December 31, 2000 and 1999, the market value of the CMO portfolio was $508,585,000 and $577,112,000, respectively; the estimated amortized cost was approximately $501,464,000 in 2000 and $586,925,000 in 1999. The Company's CMO portfolio is readily marketable. There were no derivative (high risk) CMO securities contained in the portfolio at December 31, 2000 and 1999.

      (f) Fixed Maturities Below Investment Grade: At December 31, 2000 and 1999, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $411,527,000 and $368,018,000, respectively, and an aggregate market value of $312,442,000 and $326,989,000, respectively.

      (g) Non-income Producing Assets: Non-income producing assets were insignificant.

      (h) Investments Greater than 10% Equity: The market value of investments in the following companies exceeded 10% of the Company's total capital funds at December 31, 2000 (in thousands).

Equity Linked Investors II, L.P.                                         $48,749
Private Equity Investors III, L.P.                                        72,210

3. Deferred Policy Acquisition Costs

            The following reflects the policy acquisition costs deferred (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charged to income, excluding certain amounts deferred and amortized in the same period (in thousands).

                                                Years ended December 31,
                                        ---------------------------------------
                                           2000           1999           1998
                                        ---------      ---------      ---------
Balance at beginning of year            $ 220,672      $ 167,840      $ 118,535
Acquisition costs deferred                 78,191         73,097         71,430
Amortization charged to income            (29,675)       (20,265)       (22,125)
                                        ---------      ---------      ---------
Balance at end of year                  $ 269,188      $ 220,672      $ 167,840
                                        =========      =========      =========

4. Future Policy Benefits and Policyholder Contract Deposits

      (a) The analysis of the future policy benefits and policyholder contract deposits at December 31, 2000 and 1999 follows (in thousands):

                                                        2000             1999
                                                     ----------       ----------
Future Policy Benefits:
Long duration contracts                              $1,696,237       $1,255,606
Short duration contracts                                 46,409           28,962
                                                     ----------       ----------
                                                     $1,742,646       $1,284,568
                                                     ==========       ==========

Policyholder contract deposits:
Annuities                                            $1,885,285       $1,598,685
Universal life                                          245,343          212,907
Guaranteed investment contracts (GICs)                1,298,067          976,517
Corporate owned life insurance                        1,776,396        1,816,969
   Other investment contracts                            12,012            7,285
                                                     ----------       ----------

                                                     $5,217,103       $4,612,363
                                                     ==========       ==========

      (b) Long duration contract liabilities included in future policy benefits, as presented in the table above, result from traditional life and annuity products. Short duration contract liabilities are primarily accident and health products. The liability for future policy benefits has been established based upon the following assumptions:

            (i) Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 9.5 percent and grade to not greater than 7.5 percent.

            (ii) Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual life approximated 64.8 percent.

      (c) The liability for policyholder contract deposits has been established based on the following assumptions:

            (i) Interest rates credited on deferred annuities vary by year of issuance and range from 5.0 percent to 7.6 percent. Credited interest rate guarantees are generally for a period of one year. Withdrawal charges generally range from 3.0 percent to
                  10.0 percent grading to zero over a period of 5 to 10 years.

            (ii) GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 4.9 percent to 8.1 percent and maturities range from 3 to 7 years.

            (iii) Interest rates on corporate-owned life insurance business are guaranteed at 4.0 percent and the weighted average rate credited in 2000 was 6.7 percent.

            (iv) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 5.5 percent to 7.5 percent and guarantees ranging from 4.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 11.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

5. Income Taxes

      (a) The Federal income tax rate applicable to ordinary income is 35% for 2000, 1999 and 1998. Actual tax expense on income from operations differs from the "expected" amount computed by applying the Federal income tax rate because of the following (in thousands except percentages):

                                                    Years ended December 31,
                              ----------------------------------------------------------------
                                      2000                    1999                  1998
                              -------------------      -----------------     -----------------

                                     Percent                 Percent               Percent
                                       of                      of                    of
                                     pre-tax                 pre-tax               pre-tax
                                    operating               operating             operating
                               Amount      Income       Amount    Income      Amount    Income
                              -------------------      -----------------     -----------------
"Expected" income tax
     expense                  $ 28,589      35.0%      $25,732     35.0%     $30,183     35.0%
State income tax                    96       0.1           198      0.3          599      0.7
Other                             (389)     (0.5)            9       --          656      0.8
                              --------      ----       -------     ----      -------     ----
Actual income tax expense     $ 28,296      34.6%      $25,939     35.3%     $31,438     36.5%
                              ========      ====       =======     ====      =======     ====

      (b) The components of the net deferred tax liability were as follows (in thousands):

                                                        Years ended December 31,
                                                        ------------------------
                                                          2000           1999
                                                        --------      ---------
Deferred tax assets:
    Adjustment to life policy reserves                  $ 59,510      $  74,579
    Unrealized depreciation of investments                15,230         65,527
    Adjustments to mortgage loans and
          investment income due and accrued                5,504          5,009
    Adjustment to policy and contract claims                 716          1,959
    Other                                                  2,603          2,521
                                                        --------      ---------
                                                          83,563        149,595
                                                        --------      ---------
Deferred tax liabilities:
    Deferred policy acquisition costs                   $ 91,274      $  74,247
    Fixed maturities discount                              5,005          7,744
    Other                                                  4,414          4,036
                                                        --------      ---------
                                                         100,693         86,027
                                                        --------      ---------

    Net deferred tax (asset) liability                  $ 17,130      $ (63,568)
                                                        ========      =========

      (c) At December 31, 2000, accumulated earnings of the Company for Federal income tax purposes include approximately $2,204,000 of "Policyholders' Surplus" as defined under the Code. Under provisions of the Code, "Policyholders' Surplus" has not been currently taxed but would be taxed at current rates if distributed to the Parent. There is no present intention to make cash distributions from "Policyholders' Surplus" and accordingly, no provision has been made for taxes on this amount.

      (d) Income taxes paid (received) in 2000, 1999, and 1998 amounted to $(11,621,000), $20,156,000, and $21,184,000, respectively.

6. Commitments and Contingencies

            The Company, in common with the insurance industry in general, is subject to litigation, including claims for punitive damages, in the normal course of their business. The Company does not believe that such litigation will have a material effect on its operating results and financial condition.

            During 1997, the Company entered into a partnership agreement with Private Equity Investors III, L.P. As of December 31, 2000, the Company's unused capital commitment was $2,432,000. Contributions totaling $22,526,000 have been made through December 31, 2000.

            During 1998, the Company entered into a partnership agreement with Sankaty High Yield Asset Partners, L.P. The agreement requires the Company to make capital contributions totaling $2,993,000. Contributions totaling $2,745,000 have been made through December 31, 2000.

            During 1999, the Company entered into a partnership agreement with G2 Opportunity Fund, L.P. The agreement requires the Company to make capital contributions totaling $12,500,000. Contributions totaling $12,108,000 have been made through December 31, 2000.

            During 1999, the Company entered into a partnership agreement with CVC Capital Funding LLC. The agreement requires the Company to make capital contributions totaling $10,000,000. No contributions have been made as of December 31, 2000.

            During 1999, the Company entered into a partnership agreement with Private Equity Investors, IV L.P. The agreement requires the Company to make capital contributions totaling $73,000,000. Contributions totaling $30,170,000 have been made through December 31, 2000 .

            During 2000, the Company entered into a partnership agreement with G3 Strategic Investment L.P. The agreement requires the Company to make capital contributions totaling $12,500,000. Contributions totaling $6,375,000 have been made through December 31, 2000.

7. Fair Value of Financial Instruments

      (a) Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" (FASB 107) requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. These financial instruments may or may not be recognized in the balance sheet. In the measurement of the fair value of certain of the financial instruments, quoted market prices were not available and other valuation techniques were utilized. These derived fair value estimates are significantly affected by the assumptions used. FASB 107 excludes certain financial instruments, including those related to insurance contracts.

            The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

            Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair values.

            Fixed maturities: Fair values for fixed maturity securities carried at market value are generally based upon quoted market prices. For certain fixed maturities for which market prices were not readily available, fair values were estimated using values obtained from independent pricing services.

            Equity securities: Fair values for equity securities were based upon quoted market prices.

            Mortgage and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair value of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived. Therefore, the fair value of policy loans was estimated at carrying value.

            Policyholder contract deposits: Fair value of policyholder contract deposits were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

      (b) The fair value and carrying amounts of financial instruments is as follows (in thousands):

2000                                                  Fair             Carrying
----                                                  Value             Amount
                                                   ----------         ----------
Cash and short-term investments                    $  167,279         $  167,279
Fixed maturities                                    5,951,951          5,951,951
Equity securities                                      51,095             51,095
Mortgage and policy loans                             983,517            964,515

Policyholder contract deposits                     $5,282,114         $5,217,103

1999                                                  Fair             Carrying
----                                                  Value             Amount
                                                   ----------         ----------
Cash and short-term investments                    $  222,763         $  222,763
Fixed maturities                                    4,702,879          4,702,879
Equity securities                                      51,610             51,610
Mortgage and policy loans                             994,825            989,068

Policyholder contract deposits                     $4,627,170         $4,612,363

8. Capital Funds

      (a) The maximum stockholder dividend, which can be paid without prior regulatory approval, is subject to restrictions relating to statutory surplus and statutory net gain from operations. These restrictions limited payment of dividends to $29,895,000. During 2000, the Company paid a $2,365,000 dividend to its stockholders.

      (b) The Company's capital funds, as determined in accordance with statutory accounting practices, were $277,069,000 at December 31, 2000 and $298,955,000 at December 31, 1999. Statutory net income
            (loss) amounted to $(18,742,000), $23,517,000 and $28,789,000 for
            2000, 1999 and 1998, respectively.

      (c) Statement of Accounting Standards No. 130 "Comprehensive Income" (FASB 130) was adopted by the Company effective January 1, 1998. FASB 130 establishes standards for reporting comprehensive income and its components as part of capital funds. The reclassification adjustments with respect to available for sale securities were $(28,099,000), $(11,240,000) and $(334,000) for December 31, 2000,
            1999 and 1998, respectively.

9. Employee Benefits

      (a) The Company participates with its affiliates in a qualified, non-contributory, defined benefit pension plan which is administered by the Parent. All qualified employees who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service. Pension expense for current service costs, retirement and termination benefits for the years ended December 31, 2000, 1999 and 1998 were approximately $1,000, $ 89,000, and $272,000, respectively. The Parent's plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates. The projected benefit obligations exceeded the plan assets at December 31, 2000 by $146,000,000.

            The Parent has adopted a Supplemental Executive Retirement Program (Supplemental Plan) to provide additional retirement benefits to designated executives and key employees. Under the Supplemental Plan, the annual benefit, not to exceed 60 percent of average final compensation, accrues at a percentage of average final pay multiplied for each year of credited service reduced by any benefits from the current and any predecessor retirement plans, Social Security, if any, and from any qualified pension plan of prior employers. The Supplemental Plan also provides a benefit equal to the reduction in benefits payable under the AIG retirement plan as a result of Federal limitations on benefits payable thereunder. Currently, the Supplemental Plan is unfunded.

      (b) The Parent also sponsors a voluntary savings plan for domestic employees (a 401(k) plan), which, during the three years ended December 31, 2000, provided for salary reduction contributions by employees and matching contributions by the Parent of up to 6 percent of annual salary depending on the employees' years of service.

      (c) In addition to the Parent's defined benefit pension plan, the Parent and its subsidiaries provide a post-retirement benefit program for medical care and life insurance. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and reaching a specified age.

      (d) The Parent applies APB Opinion 25 "Accounting for Stock issued to Employees" and related interpretations in accounting for its stock-based compensation plans. Employees of the Company participate in certain stock option and stock purchase plans of the Parent. In general, under the stock option plan, officers and other key employees are granted options to purchase AIG common stock at a price not less than fair market value at the date of grant. In general, the stock purchase plan provides for eligible employees to receive privileges to purchase AIG common stock at a price equal to 85% of the fair market value on the date of grant of the purchase privilege. The Parent has not recognized compensation costs for either plan. The effect of the compensation costs, as determined consistent with FASB 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of the Parent and therefore are not presented herein.

10. Leases


      (a) The Company occupies leased space in many locations under various long-term leases and has entered into various leases covering the long-term use of data processing equipment. At December 31, 2000, the future minimum lease payments under operating leases were as follows (in thousands):

Year                             Payment
----                             -------

2001                             $ 5,313
2002                               4,574
2003                               3,823
2004                               3,082
Remaining years after 2004             5
                                 -------

Total                            $16,797
                                 =======

            Rent expense approximated $5,579,000, $4,983,000, and $4,450,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

11. Reinsurance

      (a) The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

            The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 12). The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands, except percentages):

                                                                                           Percentage
                                                                                            of Amount
December 31, 2000                                                                            Assumed
-----------------                     Gross          Ceded       Assumed          Net        to Net
                                      -----          -----       -------          ---      ----------
Life Insurance in Force           $40,120,366     $6,623,273     $ 20,136     $33,517,229      0.1%
                                  ===========     ==========     ========     ===========

        Premiums:
          Life                        523,382         18,220        1,676         506,838      0.3%
          Accident and Health         241,019        124,806      201,825         318,038     63.5%
          Annuity                     138,972             --           --         138,972       --
                                  -----------     ----------     --------     -----------

        Total Premiums            $   903,373     $  143,026     $203,501     $   963,848     21.1%
                                  ===========     ==========     ========     ===========

                                                                                         Percentage
                                                                                          of Amount
December 31, 1999                                                                          Assumed
-----------------               Gross           Ceded         Assumed          Net          to Net
                                -----           -----         -------          ---       ----------
Life Insurance in Force     $55,097,927     $19,275,199     $   850,313     $36,673,041      2.3%
                            ===========     ===========     ===========     ===========

  Premiums:
    Life                        241,419          52,217           2,449         191,651      1.3%
    Accident and Health         210,592         112,162         171,794         270,224     63.6%
    Annuity                     251,045              --              --         251,045       --
                            -----------     -----------     -----------     -----------

  Total Premiums            $   703,056     $   164,379     $   174,243     $   712,920     24.4%
                            ===========     ===========     ===========     ===========
                                                                                      Percentage
                                                                                       of Amount
December 31, 1998                                                                       Assumed
-----------------               Gross           Ceded         Assumed       Net          to Net
                                -----           -----         -------       ---       ----------
Life Insurance in Force     $53,884,853     $19,921,930     $896,285     $34,859,208      2.6%
                            ===========     ===========     ========     ===========

  Premiums:
    Life                        184,487          54,134        2,022         132,375      1.5%
    Accident and Health         155,199          82,614      142,878         215,463     66.3%
    Annuity                     269,126              --           --         269,126       --
                            -----------     -----------     --------     -----------

  Total Premiums            $   608,812     $   136,748     $144,900     $   616,964     23.5%
                            ===========     ===========     ========     ===========

      (b) The maximum amount retained on any one life by the Company is $1,000,000.

      (c) Reinsurance recoveries, which reduced death and other benefits, approximated $100,746,000, $147,882,000, and $111,580,000, respectively, for each of the years ended December 31, 2000, 1999 and 1998.

            The Company's reinsurance arrangements do not relieve the Company from its direct obligation to its insureds.

12. Transactions with Related Parties

      (a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded for 2000 amounted to $769,000 and $0, respectively. Premium income and commission ceded for 1999 amounted to $1,194,000 and $1,000, respectively. Premium income and commission ceded to affiliates amounted to $1,237,000 and $1,000 for the year ended December 31, 1998. Premium income and ceding commission expense assumed from affiliates aggregated $188,893,000 and $39,376,000, respectively, for 2000, compared to
            $158,579,000 and $31,710,000, respectively, for 1999, and
            $131,771,000 and $31,584,000, respectively for 1998.

      (b) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2000, 1999 and 1998, the Company was charged $46,726,000, $38,845,000 and $40,417,000, respectively, for expenses attributed to the Company but incurred by affiliates. During the same period, the Company received reimbursements from affiliates aggregating $24,359,000, $20,604,000 and $23,132,000, respectively, for costs incurred by the Company but attributable to affiliates.

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

(a)   Financial Statements

      Audited statements of AIG Life Insurance Company for the year ended December 31, 2000, are included in Part B of the registration statement.

(b)   Exhibits

      (1) Certificate of Resolution for AIG Life Insurance Company dated June 5, 1986, authorizing the issuance and sale of variable and fixed annuity contracts*

      (2)   N/A

      (3)(a) Principal Underwriter's Agreement between AIG Life Insurance Company and American International Fund Distributors dated August 1, 1988*
         (b) Broker/Dealer Agreement between AIG Life Insurance Company and American International Fund Distributors dated August 1, 1988*
         (c) Selling Agreement between AIG Life Insurance Company, American International Life Assurance Company of New York, and AIG Equity Sales Corporation dated October 1998*
         (d) Distribution Agreement between AIG Life Insurance Company, American International Life Assurance Company of New York, and Alliance Fund Distributors dated June 11, 1991*
         (e) Buy Sell Agreement between AIG Life Insurance Company and Alliance Variable Products Series Fund and Alliance Capital Management, L.P. dated June 11, 1991*
         (f) Buy Sell Agreement between AIG Life Insurance Company and Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management, Inc., Miller Anderson & Sherrerd, dated May 15, 1998 (filed electronically herewith);
         (g) Buy Sell Agreement between AIG Life Insurance Company and The Vanguard Group, Inc. dated December 27, 2001 (filed electronically herewith);

      (4)(a) Form of Individual Variable Annuity Single Purchase Payment Policy (45648 - 4/87)*
         (b) Form of Individual Variable Annuity Policy (11VAN0896)*
         (c) Form of Group Variable Annuity Policy (11VAN0896GP)*
         (d) Form of Variable Annuity Certificate of Coverage (16VAN0896)*
         (e) Form of Group Variable Annuity Policy (11GVAN999) and Certificate (16GVAN999)****
         (f) Form of Individual Variable Annuity Policy (11NLVAN100)*****
         (g) Form of Group Immediate Variable Annuity Contract ###
         (h) Single Premium Immediate Variable Annuity Certificate ###
         (i) Certificate Schedule and annuity options ###
         (j)Form of Group Variable Annuity Policy (16GNSVAN0800) ####

      (5)(a) Form of variable annuity application (14VAN897)*
         (b) Form of Flexible Variable Annuity application (56778 11/96)*

          (c) Form of Single Variable Annuity application (52970 11/96)*
          (d) Form of Group Variable Annuity application (56451 11/96)*

      (6) (a) By-Laws of AIG Life Insurance Company as amended through December 31, 1991*
          (b) Certificate of Incorporation of AIG Life Insurance Company dated December 31, 1991*
          (c) Restated Certificate of Incorporation of AIG Life Insurance Company dated December 31, 1991*
          (d) By-Laws of AIG Life Insurance Company ##

      (7)   N/A

      (8) Delaware Valley Financial Services, Inc. Administrative Agreement, appointing Delaware Valley Financial Services, Inc. by AIG Life Insurance Company and American International Life Assurance Company of New York, dated October 1, 1986*

      (9)   Opinion and Consent of Counsel (filed electronically herewith).

      (10)(a) Consent of Morgan, Lewis & Bockius LLP (filed electronically herewith)

          (b) Consent of Independent Accountants (filed electronically herewith).

      (11)  N/A

      (12)  N/A

      (13)  Performance Data #

      (14)(a) Powers of Attorney **
          (b) Power of Attorney ***
          (c) Power of Attorney ****
          (d) Power of Attorney *****

* Incorporated by reference to Registrant's Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (File No. 33-39171) filed on October 27, 1998.

** Incorporated by reference to Registrant's Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 (File No. 33-90684) filed on May 1, 1997.

*** Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-85573) filed on October 15, 1999.

**** Incorporated by reference to Registrant's Registration Statement on Form N-4 (File No. 333-93709) filed on December 28, 1999.

***** Incorporated by reference to Registrant's Registration Statement on Form
      N-4 (File No. 333-31972) filed on March 8, 2000.

# Incorporated by reference to Registrant's Post-Effective Amendment No. 3 to Form N-4 (File No. 33-39171) filed on May 1, 1993.

## Incorporated by reference to Registrant's Post-Effective Amendment No. 15 to Form N-4 (File No. 33-39171) filed on April 28, 2000.

### Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4 (File No. 333-36260) filed on November 8, 2000.

#### Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4 (File No. 333-49128) filed on November 27, 2000.

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address   Position and Offices With Depositor
-----------------------------------   -----------------------------------

James S. Bambrick(3)                  Senior Vice President
Paul S. Bell(3)                       Director, Sr.Vice President Chief Actuary
Maurice R. Greenberg    (1)           Director
Jeffrey M. Kestenbaum(2)              Executive Vice President
Edward E. Matthews(1)                 Director,  Senior Vice President - Finance
Jerome T. Muldowney(4)                Director, Sr. Vice President - Domestic
                                      Investments
Robinson Kendall Nottingham(3)        Director, Chairman of the Board
John Oehmke(3)                        Chief Financial Officer, Vice President
Nicholas A. O'Kulich(1)               Director, Vice  Chairman, Treasurer
Howard Ian Smith(1)                   Director
Edmund Sze-Wing Tse(1)                Director
Elizabeth M. Tuck(1)                  Secretary - Corporate
Kenneth D. Walms(3)                   Vice President, General Counsel
Gerald W. Wyndorf(2)                  Director, Chief Executive Officer,
President

(1)   Business address is 70 Pine Street, New York, New York 10270.
(2)   Business address is 80 Pine Street, New York, New York 10005.
(3) Business address is One Alico Plaza, 600 King Street, Wilmington, Delaware 19801.
(4)   Business address is 175 Water Street, New York, New York 10038.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Incorporated by reference to the Form 10-K, Exhibit 21 filed by American International Group (parent of registrant) for the year ended December 31, 2000.

Item 27. Number of Contractowners

Not applicable.

Item 28. Indemnification

Incorporated by reference to Principal Underwriter's Agreement between AIG Life Insurance Company and American International Fund Distributors, dated August 1, 1988, and filed electronically on October 27, 1998 as an exhibit to post-effective amendment no. 12 to the registration statement on Form N-4 (File No. 33-39171).

Item 29. Principal Underwriter

(a) AIG Equity Sales Corp., the principal underwriter for Variable Account I, also acts as the principal underwriter for other separate accounts of the Depositor, and for the separate accounts of American International Life Assurance Company of New York, an affiliated company.

(b) The following information is provided for each director and officer of the principal underwriter:

                                                 Positions and
      Name and Principal Business Address*       Offices with Underwriter
      ------------------------------------       ------------------------

      Kevin Clowe                                Director
      Ernest T. Patrikis                         Director
      Walter R. Josiah                           Director and President
      Ronald Alan Latz                           Director, Vice President and
                                                 Financial Operations Principal
      Jerome Thomas Muldowney                    Director
      Helen Stefanis                             Director
      Martinnette J. Witrick                     Vice President and Compliance
                                                 Officer
      Kenneth F. Judkowitz                       Vice President
      Elizabeth M. Tuck                          Secretary

      *     Business address is 70 Pine Street, New York, New York 10270.

(c)
                       Net
     Name of           Underwriting    Compensation
     Principal         Discounts and   on             Brokerage
     Underwriter       Commission      Redemption     Commissions   Compensation
     -----------       ----------      ----------     -----------   ------------

     AIG Equity        $0              $0             $0            $0
     Sales Corp.

Item 30. Location of Accounts and Records.

Kenneth F. Judkowitz, Vice President of AIG Life Insurance Company, whose address is 70 Pine Street, New York, New York 10270, maintains physical possession of the accounts, books, or documents of Variable Account I required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 31. Management Services.

Not applicable.

Item 32. Undertakings

(a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Registrant represents that in connection with 403(b) Plans, it is relying on the November 28, 1988 no-action letter issued by the SEC to the American Council of Life Insurance.

(e) Registrant represents that the fees and charges deducted under the contracts offered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the company.

                                   SIGNATURES

      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Wilmington, and State of Delaware on this 27th day of December, 2001.


                                    Variable Account I
                                    By:  AIG Life Insurance Company

                                    By:   /s/ Kenneth D. Walma
                                       -----------------------------------------
                                          Kenneth D. Walma,
                                          Vice President and General Counsel


                                    AIG Life Insurance Company

                                    By:   /s/ Kenneth D. Walma
                                       -----------------------------------------
                                          Kenneth D. Walma,
                                          Vice President and General Counsel

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                           Title                            Date
---------                           -----                            ----

Paul S. Bell*                       Chief Actuary, Senior      December 27, 2001
-----------------------------       Vice President, Director
Paul S. Bell

M.R. Greenberg*                     Director                   December 27, 2001
-----------------------------
M.R. Greenberg

Edward. E. Matthews*                Senior Vice President,     December 27, 2001
-----------------------------       Director
Edward E. Matthews

Jerome T. Muldowney*                Senior Vice President,     December 27, 2001
-----------------------------       Director
Jerome T. Muldowney

Robinson Kendall Nottingham*        Chairman of the Board      December 27, 2001
-----------------------------       of Directors, Director
Robinson Kendall Nottingham

John Oehmke*                        Vice President,            December 27, 2001
-----------------------------       Chief Financial Officer
John Oehmke

Nicholas A. O'Kulich*               Vice Chairman, Treasurer,  December 27, 2001
-----------------------------
Nicholas A. O'Kulich                Director

Howard I. Smith*                    Director                   December 27, 2001
-----------------------------
Howard I. Smith

Edmund Sze-Wing Tse*                Director                   December 27, 2001
-----------------------------
Edmund Sze-Wing Tse

Elizabeth M. Tuck*                  Secretary                  December 27, 2001
-----------------------------
Elizabeth M. Tuck

Gerald W. Wyndorf*                  Director                   December 27, 2001
-----------------------------
Gerald W. Wyndorf


*By: /s/ Kenneth D. Walma
      -----------------------
      Kenneth D. Walma,
      Attorney in Fact

                                INDEX TO EXHIBITS

Exhibit

b(3)(f)  Buy Sell Agreement - Morgan Stanley Universal Funds, Inc.

b(3)(g)  Buy Sell Agreement - The Vanguard Group, Inc.

b(9)     Opinion and Consent of Counsel

b(10)(a) Consent of Morgan, Lewis & Bockius LLP

b(10)(b) Consent of Independent Accountants